Proxy Materials Enclosed

September 3, 2002                                       [LEGG MASON FUNDS LOGO]

                                                         Personalized Guidance
                                                        Intelligent Choices.(SM)

Dear Shareholder,

The Legg Mason Funds will hold Special Meetings of Shareholders on October 30, 2002 (October 24, 2002 for Cash Reserve Trust and Batterymarch Small Cap). The purpose of the meetings is to vote on some important proposals affecting the funds. As a shareholder, we encourage you to support the funds' proposals.

You are being asked to vote on proposals concerning the following:

o The election of new directors
  This proposal would expand the number of independent directors serving each fund. If approved, each board would be composed of two-thirds independent directors.

o amendment or removal of current investment restrictions

o changes in organizational documents of certain funds
  These two proposals are designed to modernize and standardize the investment restrictions governing the Legg Mason Funds and to provide for flexibility and efficiencies in managing the operations of the Funds.

The following Question & Answer document summarizes the proposals and explains the voting process. However, before you vote, please read the full text of the proxy statement for a complete understanding of the proposals.

The directors believe these proposals are in the best interests of shareholders and unanimously recommend that you vote FOR each of the proposals.

Your vote is important no matter how many shares you own. Voting is easy! Simply complete the enclosed proxy card(s) and return it in the postage-paid envelope provided. Please be sure to sign your card. You may also vote via the telephone or Internet by following the enclosed instructions.

Thank you for taking the time to review these materials and for voting your shares.

                                        Best regards,

                                        /s/ Mark R. Fetting

                                        Mark R. Fetting
                                        President

                              Questions and Answers

YOUR VOTE IS IMPORTANT

In September, the Legg Mason Funds are asking all of their shareholders for their support by voting for the proposals in the funds' 2002 proxy statement. Your proxy vote is important and we encourage you to support the funds' proposals.

Q:  Why am I receiving this proxy statement?

A: As a shareholder of one or more of the Legg Mason Funds, you are being asked to vote on a variety of proposals. Page 3 of the proxy statement details which of the proposals apply to which funds.

Q:  What will I be asked to vote on?

A:  Proposal 1 -- Election of Directors (All Funds)
    The Boards of Directors provide broad supervision over the funds' affairs, ensuring that they operate in the best interests of shareholders. Independent directors play an important role in that process. In recognition of this important role, the proposed slate of directors will expand the number of independent directors serving each fund. If the entire slate is approved, each Board will be composed of at least two-thirds independent directors.

    Proposal 2 -- To Modernize the Funds' Fundamental Investment Restrictions (All Funds)
    The Legg Mason Funds have certain investment restrictions that are "fundamental" -- that is, they cannot be changed without shareholder approval. Some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not require fundamental restrictions.

    This proposal would modernize the funds' fundamental investment limitations and make them the same for almost all of the Legg Mason Funds. The funds will continue to be managed in accordance with the investment policies described in their prospectuses. The Boards do not expect that the revised policies will change significantly the level of risk associated with an investment in any fund.

    Proposal 3 -- To Change the Investment Objective of each Fund from Fundamental to Non-Fundamental (All Funds)
    This proposal would provide each Board with the flexibility to change a fund's investment objective when the Board believes it is in the best interest of shareholders to do so. Although the Boards have no current intention of changing any fund's investment objective, fund shareholders would receive prior notice of any such change. Currently, each fund's investment objective can only be changed with shareholder approval.

    Proposal 4 -- To Amend and Restate the Articles of Incorporation of Value Trust, Special Investment Trust, Tax-Exempt Trust, Focus Trust, and Income Trust (US Government Intermediate, Investment Grade, Government Money Market, High Yield)
    Each of these Corporations is organized as a Maryland corporation. This proposal will allow these funds to modernize their organizational documents, most of which date back 15 years or more. This proposal will also promote consistency across the Legg Mason Funds organized as Maryland corporations.

    Proposal 5 -- To Amend the Bylaws of Tax-Exempt Trust
    This proposal will remove from the bylaws certain investment restrictions that are also part of the fund's fundamental limitations, which shareholders are being asked to change as described in Proposal 2. In addition, the amendment will remove certain prohibitions on transactions with affiliates that are not required to be in the bylaws and which are already addressed by the federal securities laws.

Q:  Why should I bother to vote?

A: Your vote is important no matter how many shares you own. The Boards believe these proposed changes are in the best interests of fund shareholders. If numerous shareholders fail to vote their proxies, the funds may not receive enough votes to move forward with the scheduled shareholder meetings and the proposed changes. If this occurs, the funds may need to solicit shareholders again and incur additional expenses that are borne by all shareholders of the funds.

Q:  Who is entitled to vote?

A: Shareholders of record of each fund at the close of business on August 26, 2002 are entitled to vote.

Q:  How do the Boards of Directors recommend I vote?

A:  The Boards recommend that you vote "FOR" all proposals.

Q:  How can I vote my shares?

A:  You can vote in one of four ways:

     o Through the Internet by accessing the web site whose Internet address appears on the enclosed proxy card(s) and on the Voting Instructions card. Enter the control number from your proxy card.
     o By telephone by calling the toll-free number that appears on the enclosed proxy card(s) and the Voting Instructions card.
     o By mail by voting, signing, dating and returning your proxy card(s) in the enclosed postage-paid envelope; or
     o In person by attending the meeting.

Q:  What if I return my proxy card(s) but do not indicate how I am voting?

A: If you sign, date and return the proxy card(s) but give no instructions, your shares will be voted "FOR" Proposals 1 through 5 (as applicable to your fund) and "FOR" or "AGAINST" any other matters that arise at the meeting in the discretion of the individuals named as proxies.

Q:  Why did I receive multiple proxy cards?

A: If you own more than one Legg Mason Fund, you may receive more than one proxy card. To the extent we were able, we have combined some of the funds onto a single card if a particular proposal applies to multiple funds. However, if you own multiple funds and different proposals apply to those funds, you may receive multiple cards. It is important that you complete each proxy card in its entirety. Please take the time to vote on all of the proposals on each card. Your vote is important!

Q:  Whom should I call with questions regarding this proxy statement?

A: You may call your Legg Mason Financial Advisor, or Legg Mason Funds Investor Services at 1-800-822-5544 (Monday-Friday, 8:00 a.m.-5:30 p.m.
    ET), for more information about this proxy statement.

Q:  Will I be solicited regarding my votes?

A: Legg Mason Funds has retained Georgeson Shareholder Communications to assist with the solicitation of proxies for the meeting. Georgeson's representatives will contact fund shareholders whose votes have not been received in the weeks prior to the meeting. If you need assistance in voting your shares or additional copies of the funds' proxy materials, contact Georgeson at 1-866-434-4434.

                          Legg Mason Focus Trust, Inc.
                          Legg Mason Global Trust, Inc.
                             Legg Mason Europe Fund
                        Legg Mason Emerging Markets Trust
                         Legg Mason Global Income Trust
                      Legg Mason International Equity Trust
                          Legg Mason Income Trust, Inc.
                         Legg Mason High Yield Portfolio
                  Legg Mason Investment Grade Income Portfolio
             Legg Mason U.S. Government Intermediate-Term Portfolio
                Legg Mason U.S. Government Money Market Portfolio
                        Legg Mason Investment Trust, Inc.
                          Legg Mason Opportunity Trust
                        Legg Mason Investors Trust, Inc.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                       Legg Mason Financial Services Fund
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Light Street Trust, Inc.
                        Legg Mason Classic Valuation Fund
                        Legg Mason Tax-Exempt Trust, Inc.
                         Legg Mason Tax-Free Income Fund
                    Legg Mason Maryland Tax-Free Income Trust
                  Legg Mason Pennsylvania Tax-Free Income Trust
               Legg Mason Tax-Free Intermediate-Term Income Trust
                    Legg Mason Special Investment Trust, Inc.
                          Legg Mason Value Trust, Inc.

                                100 Light Street
                            Baltimore, Maryland 21202

                              ---------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                                October 30, 2002

                             ---------------------

To the Shareholders:

     A series of Special Meetings of Shareholders ("Meeting") of the above-listed Legg Mason Funds (each a "Fund") will be held at the offices of the Funds at 100 Light Street (28th Floor, Oriole Room), Baltimore, Maryland 21202, on October 30, 2002 at 11:00 a.m. (Eastern time). The Meeting is being held to consider the following proposals:

     (1) To elect ten Directors to Legg Mason Investment Trust, Inc. and nine Directors or Trustees to each of the other Funds;

     (2) To consider a series of proposals to modernize the investment restrictions of the Funds;

     (3) To consider a proposal to change the Funds' investment objectives from fundamental to non-fundamental;

     (4) To amend and restate the Articles of Incorporation of Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Tax-Exempt Trust, Inc. and Legg Mason Focus Trust, Inc.;

     (5) To amend the Bylaws of Legg Mason Tax-Exempt Trust, Inc.; and

     (6) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

     These proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you were a holder of record of shares of one or more of the Funds at the close of business on August 26, 2002. If you attend the Meeting, you may vote your shares in person.

     Enclosed with this Proxy Statement are one or more proxy cards corresponding to each Fund in which you own shares. Please note that you must indicate a vote and sign the card with respect to each Fund for which you receive a proxy card in order for your vote to count for that Fund.

     Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

     (1) By Mail: Vote, sign, date and return the enclosed proxy card(s) in the enclosed postage-paid envelope;

     (2) By Telephone: Vote by telephone by calling the toll-free number that appears on the enclosed proxy card(s) and the Voting Instructions card. (A confirmation of your telephone vote will be mailed to you); or

     (3) By Internet: Have your proxy card(s) available. Vote by Internet by accessing the web site whose Internet address appears on the enclosed proxy card(s) and on the Voting Instructions card. Enter your control number from your proxy card(s). Follow the simple instructions found on the web site.

                                By order of the Boards of Directors/Trustees,

                                /s/ Marc R. Duffy

                                Marc R. Duffy
                                Secretary

Dated: September 3, 2002
Baltimore, Maryland

                          Legg Mason Cash Reserve Trust
                                       and
                      Legg Mason Charles Street Trust, Inc.
    (on behalf of its series, Batterymarch U.S. Small Capitalization Equity
                                   Portfolio)

                                100 Light Street
                            Baltimore, Maryland 21202

                              ---------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                                October 24, 2002

                              ---------------------

To the Shareholders:

     A series of Special Meetings of Shareholders ("Meeting") of the above-listed Legg Mason Funds (each a "Fund") will be held at the offices of the Funds at 100 Light Street (28th Floor, Oriole Room), Baltimore, Maryland 21202, on October 24, 2002 at 2:00 p.m. (Eastern time). The Meeting is being held to consider the following proposals:

     (1) To elect nine Trustees or Directors;

     (2) To consider a series of proposals to modernize the investment restrictions of the Funds;

     (3) To consider a proposal to change the Funds' investment objectives from fundamental to non-fundamental; and

     (4) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

     These proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you were a holder of record of shares of one or more of the Funds at the close of business on August 26, 2002. If you attend the Meeting, you may vote your shares in person.

     Enclosed with this Proxy Statement are one or more proxy cards corresponding to each Fund in which you own shares. Please note that you must indicate a vote and sign the card with respect to each Fund for which you receive a proxy card in order for your vote to count for that Fund.

     Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

     (1) By Mail: Vote, sign, date and return the enclosed proxy card(s) in the enclosed postage-paid envelope;

     (2) By Telephone: Vote by telephone by calling the toll-free number that appears on the enclosed proxy card and the Voting Instructions card. (A confirmation of your telephone vote will be mailed to you.) (Legg Mason Cash Reserve Trust only); or

     (3) By Internet: Have your proxy card available. Vote by Internet by accessing the web site whose Internet address appears on the enclosed proxy card and the Voting Instructions card. Enter your control number from your proxy card. Follow the simple instructions found on the web site (Legg Mason Cash Reserve Trust only).

                                By order of the Boards of Directors/Trustees,

                                /s/ Marc R. Duffy

                                Marc R. Duffy
                                Secretary

Dated: September 3, 2002
Baltimore, Maryland

--------------------------------------------------------------------------------
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

     Shareholders are invited to attend the Meeting(s) in person. Any shareholder who does not expect to attend the Meeting(s) is urged to indicate voting instructions on the enclosed form(s) of proxy, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. If you sign, date and return the proxy card(s) but give no instructions, your shares will be voted "FOR" Proposals 1 through 5, as applicable to the Fund(s) of which you are a shareholder, and "FOR" or "AGAINST" any other matter acted upon at the Meeting in the discretion of the persons named as proxies. Alternatively, you may vote your proxy card(s) by telephone or on the Internet in accordance with the instructions on the enclosed proxy card(s).

     To avoid the additional expense to the Funds of further solicitation, we ask your cooperation in voting your proxy card(s) promptly, no matter how large or small your holdings may be.

--------------------------------------------------------------------------------

                         Legg Mason Cash Reserve Trust
                     Legg Mason Charles Street Trust, Inc.
            Batterymarch U.S. Small Capitalization Equity Portfolio
                         Legg Mason Focus Trust, Inc.
                         Legg Mason Global Trust, Inc.
                            Legg Mason Europe Fund
                       Legg Mason Emerging Markets Trust
                        Legg Mason Global Income Trust
                     Legg Mason International Equity Trust
                         Legg Mason Income Trust, Inc.
                        Legg Mason High Yield Portfolio
                 Legg Mason Investment Grade Income Portfolio
            Legg Mason U.S. Government Intermediate-Term Portfolio
               Legg Mason U.S. Government Money Market Portfolio
                       Legg Mason Investment Trust, Inc.
                         Legg Mason Opportunity Trust
                       Legg Mason Investors Trust, Inc.
                  Legg Mason American Leading Companies Trust
                           Legg Mason Balanced Trust
                      Legg Mason Financial Services Fund
               Legg Mason U.S. Small-Capitalization Value Trust
                      Legg Mason Light Street Trust, Inc.
                       Legg Mason Classic Valuation Fund
                       Legg Mason Tax-Exempt Trust, Inc.
                        Legg Mason Tax-Free Income Fund
                   Legg Mason Maryland Tax-Free Income Trust
                 Legg Mason Pennsylvania Tax-Free Income Trust
              Legg Mason Tax-Free Intermediate-Term Income Trust
                   Legg Mason Special Investment Trust, Inc.
                         Legg Mason Value Trust, Inc.

                               100 Light Street
                           Baltimore, Maryland 21202
                                (800) 822-5544

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                        Special Meetings of Shareholders
October 24, 2002 (Legg Mason Cash Reserve Trust and Legg Mason Charles Street
                                  Trust, Inc.)
                       October 30, 2002 (All other Funds)

                                 INTRODUCTION

     This Proxy Statement is being furnished to the shareholders of each of the above-listed funds (each a "Fund") by the Board of Directors or Trustees (each a "Board" or "Board of Directors," and individually, "Directors") of each Corporation and Trust (referred to herein as "Corporations") of which the Funds are a part, in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meetings of Shareholders or any adjournments thereof ("Meeting") to be held on October 30, 2002 at 11:00 a.m. Eastern time (October 24, 2002 at 2:00 p.m. Eastern time for Legg Mason Cash Reserve Trust and Legg Mason Charles Street Trust, Inc.) at the offices of the Funds at 100 Light Street (28th Floor, Oriole Room), Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, Proxy Statement and form of proxy first will be mailed to shareholders on or about September 6, 2002.

     As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the following proposals:

     (1) To elect ten Directors to Legg Mason Investment Trust, Inc. and nine Directors or Trustees to each of the other Funds;

     (2) To consider a series of proposals to modernize the investment restrictions of the Funds;

     (3) To consider a proposal to change the Funds' investment objectives from fundamental to non-fundamental;

     (4) To amend and restate the Articles of Incorporation of Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Tax-Exempt Trust, Inc. and Legg Mason Focus Trust, Inc.;

     (5) To amend the Bylaws of Legg Mason Tax-Exempt Trust, Inc.; and

     (6) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

     If the enclosed forms of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Funds, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" the election of the nominees for Director listed in this Proxy Statement, "FOR" Proposals 2, 3, 4 and 5, and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on August 26, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting ("Record Date"). Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional shares of one vote. A table showing the outstanding shares with respect to each Fund as of August 2, 2002 is attached as Exhibit A.

     As of August 9, 2002, the Directors and officers of each Corporation, as a group, beneficially owned less than 1% of the outstanding shares of each class of each Fund. A table showing the record and beneficial owners of more than 5% of the outstanding shares of any class of each Fund as of August 2, 2002 is attached as Exhibit B.

     The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone, telegraph or in person by regular employees of the Funds' administrators, advisers, or distributor. All expenses in connection with preparing this Proxy Statement and its enclosures and additional solicitation expenses will be borne by the Funds. In addition, the Funds may retain Georgeson Shareholder Communications Inc., a proxy solicitation firm, at a cost of approximately $80,000 plus out of pocket expenses to solicit shareholders on behalf of the Funds.

     Required Vote: For all Funds except Legg Mason Tax-Exempt Trust, Inc., Legg Mason Charles Street Trust, Inc. and Legg Mason Cash Reserve Trust, the presence at the Meeting, in person or by proxy, of one-third of the shares entitled to vote is required for a quorum. For Legg Mason Tax-Exempt Trust, Inc., a quorum requires the presence, in person or by proxy, of a majority of the shares entitled to vote. For Legg Mason Charles Street Trust, Inc., a quorum requires the presence of 30% of the shares entitled to vote, and for Legg Mason Cash Reserve Trust, a quorum requires the presence of 25% of the shares entitled to vote.

     The affirmative vote of a plurality of the votes cast at the Meeting on the election of Directors is required to elect a Director. The shareholders of each Corporation will vote separately on the election of its Directors. Proposal 2 and Proposal 3, which would modernize the fundamental investment restrictions of the Funds and de-fundamentalize their investment objectives, respectively, requires approval by the lesser of (a) the vote of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present, or (b) the vote of more than 50% of the outstanding shares (referred to herein as a "1940 Act Majority

Vote"). Each Fund will vote separately on Proposals 2 and 3. Approval of Proposal 4, to amend the Articles of Incorporation of certain Corporations, requires the affirmative vote of a majority of the outstanding shares of the Corporation. Approval of Proposal 5, to amend the Bylaws of Tax-Exempt Trust, requires the affirmative vote of a majority of the outstanding shares of Tax-Exempt Trust.

     In the event that a quorum is not present at the Meeting or sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of the shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on any Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Accordingly, abstentions and broker non-votes effectively will be a vote against Proposals 2 and 3 and against an adjournment because the required vote is a percentage of the shares present at the Meeting, but will have no impact on the proposal to elect Directors because the required vote is a plurality of the votes cast at the Meeting, or on Proposals 4 and 5 because the required votes are a majority of the shares outstanding.

     Summarized below are the Proposals that shareholders of the Funds are being asked to consider:

Fund                                                        Proposal
-----------------------------------------------------------------------------------------------------
All Funds                                                   1. To elect ten Directors to Legg Mason
                                                               Investment Trust, Inc., and nine
                                                               Directors or Trustees to each of the
                                                               other Funds.


-----------------------------------------------------------------------------------------------------
All Funds                                                   2. To consider a series of proposals to
                                                               modernize the investment restrictions of
                                                               the Funds.

-----------------------------------------------------------------------------------------------------
All Funds                                                   3. To consider a proposal to change the
                                                               Funds' investment objectives from
                                                               fundamental to non-fundamental.

-----------------------------------------------------------------------------------------------------
Legg Mason Value Trust                                      4. To amend and restate the Articles of
Legg Mason Special Investment Trust                            Incorporation.
Legg Mason Income Trust
Legg Mason Tax-Exempt Trust
Legg Mason Focus Trust
-----------------------------------------------------------------------------------------------------
Legg Mason Tax-Exempt Trust                                 5. To amend the Bylaws.
-----------------------------------------------------------------------------------------------------

     Copies of the Funds' most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. A Fund shareholder may obtain a free copy of the Fund's Annual Report for its most recently completed fiscal year, including audited financial statements, by calling Legg Mason Wood Walker, Incorporated toll-free at (800) 822-5544 or by mailing a written request to Legg Mason Wood Walker, Incorporated, 100 Light Street, P.O. Box 1476 Baltimore, Maryland 21203-1476. (The Annual Report for Legg Mason Cash Reserve Trust for the fiscal year ending August 31, 2002 will not be available until late October 2002. Shareholders can request a copy of Legg Mason Cash Reserve Trust's previous Annual Report, containing audited financial statements for the fiscal year ended August 31, 2001, and its Semi-Annual Report, containing unaudited financial statements for the six months ended February 28, 2002.)

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Boards have nominated the nine individuals identified below for election to the Boards of Directors (ten individuals with respect to Legg Mason Investment Trust, Inc.) Under the Proposal, shareholders of the Funds are being asked to vote on these nominees. Pertinent information about each nominee is set forth below. Each of the nominees except Ms. Masters, Mr. Rowan and Mr. Mehlman currently serves as a Director of one or more Corporations.

     Mr. Fetting was appointed as a Director by the Boards of Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Charles Street Trust, Inc. and Legg Mason Investment Trust, Inc. on November 8, 2001. Mr. O'Brien was appointed a Director by the Boards of all Corporations on August 6, 1999 except Legg Mason Tax-Exempt Trust, Inc., Legg Mason Income Trust, Inc. and Legg Mason Charles Street Trust, Inc. He was subsequently elected to the Board of Legg Mason Charles Street Trust, Inc. on April 27, 2001. In addition, Dr. McGovern was appointed to the Boards of Legg Mason Income Trust, Inc. and Legg Mason Tax-Exempt Trust, Inc. on July 21, 1989. Mr. Gilmore was appointed to those Boards on February 2, 1990. Ms. Masters, Mr. Rowan and Mr. Mehlman were nominated by the Boards on August 7, 2002 for election as Directors by shareholders.

     The Corporations do not contemplate holding annual shareholder meetings for the purpose of electing Directors. Thus, if elected to the Board of a Corporation, each nominee will hold office as a Director of that Corporation until the earlier to occur of (a) the next meeting of shareholders of that Corporation at which Directors are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with the Corporation's retirement policy. Each Corporation's retirement policy generally calls for the retirement of Directors in the year in which they reach the age of 75; however, a Director may be asked to remain on the Board beyond that age by a vote of the independent Directors other than the Director being asked to remain. Mr. Gilmore is not subject to this policy until the end of 2005.

     It is the intention of the persons named in the enclosed forms of proxy to vote in favor of the election of each nominee for Director listed below. Each nominee has consented to be named in this Proxy Statement and to serve as Director of all Corporations if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominee(s) as the Board may recommend.

     None of the nominees is related to any other nominee. The following tables set forth certain information regarding each nominee for Director. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for five years or more.

                         INFORMATION REGARDING NOMINEES
                            FOR ELECTION AS DIRECTOR

                                       Term of
                         Position    Office and          Number of
                        Held With      Length           Legg Mason
    Name, Age and          Each        of Time             Funds
     Address (1)       Corporation     Served*           Overseen
-------------------- ------------- ------------ ------------------------
INDEPENDENT DIRECTORS:
Gilmore, Richard G.   Director      Since 1989   Director/Trustee of
Age 75                                           all Legg Mason
                                                 Funds (consisting of
                                                 23 portfolios).

Lehman, Arnold L.     Director      Since 1982   Director/Trustee of
Age 55                                           all Legg Mason
                                                 Funds (consisting of
                                                 23 portfolios).

McGovern, Jill E.     Director      Since 1989   Director/Trustee of
Age 57                                           all Legg Mason
                                                 Funds (consisting of
                                                 23 portfolios).

O'Brien, G. Peter     Director      Since 1999   Director/Trustee of
Age 56                                           all Legg Mason
                                                 Funds except Legg
                                                 Mason Income Trust,
                                                 Inc. and Legg Mason
                                                 Tax-Exempt Trust,
                                                 Inc. (consisting of 18
                                                 portfolios).(3)

Masters, Robin J.W.   None          None         None
Age 46

Mehlman, Arthur S.    None          None         None
Age 60

Rowan, S. Ford        None          None         None
Age 59

                               Other                 Principal Occupation(s)
    Name, Age and          Directorships                 During the Past
     Address (1)                Held                        Five Years
--------------------- ----------------------- -------------------------------------
INDEPENDENT
DIRECTORS:
Gilmore, Richard G.   None                    Retired. Trustee of Pacor Settlement
Age 75                                        Trust, Inc. (since 1990). Formerly:
                                              Director of CSS Industries, Inc.
                                              (diversified holding company that
                                              makes seasonal decorative
                                              products); and Senior Vice
                                              President, Chief Financial Officer
                                              and Director of PECO Energy Co.,
                                              Inc. (now Exelon Corporation).

Lehman, Arnold L.     None                    Executive Director of The Brooklyn
Age 55                                        Museum of Art (since 1997).
                                              Formerly: Executive Director of
                                              The Baltimore Museum of Art
                                              ( 1979-1997).

McGovern, Jill E.     None                    Chief Executive Officer of The
Age 57                                        Marrow Foundation since 1993.
                                              Formerly: Executive Director of the
                                              Baltimore International Festival
                                              (January 1991-March 1993); and
                                              Senior Assistant to the President of
                                              The Johns Hopkins University
                                              ( 1986-1990).

O'Brien, G. Peter     Director of the Royce   Trustee of Colgate University and
Age 56                Family of Funds         President of Hill House, Inc.
                      (consisting of 17       (residential home care). Formerly:
                      portfolios);(4)         Managing Director, Equity Capital
                      Renaissance Capital     Markets Group of Merrill Lynch &
                      Greenwich Funds; and    Co. (1971-1999).
                      Pinnacle Holdings,
                      Inc. (wireless
                      communications).

Masters, Robin J.W.   None                    Retired. Director of The Family
Age 46                                        Learning Centre (non-profit) (since
                                              1996) and Bermuda SMARTRISK
                                              (non-profit) (since 2001). Formerly:
                                              Chief Investment Officer of ACE
                                              Limited (insurance).

Mehlman, Arthur S.    None                    Retired. Director of Maryland
Age 60                                        Business Roundtable for Education
                                              (non-profit), University of Maryland
                                              Foundation (non-profit), and
                                              University of Maryland College
                                              Park Foundation (non-profit) (since
                                              1998). Formerly (until June 2002):
                                              Partner, KPMG LLP (international
                                              accounting firm).

Rowan, S. Ford        None                    Consultant, Rowan & Blewitt Inc.
Age 59                                        (management consulting); Adjunct
                                              Professor, George Washington
                                              University (since 2000); Director of
                                              Santa Fe Institute (scientific
                                              research institute) (since 1999) and
                                              Annapolis Center for Science-Based
                                              Public Policy (since 1995).

                                              Term of
                            Position        Office and          Number of
                            Held With         Length           Legg Mason
    Name, Age and             Each            of Time             Funds
     Address (1)           Corporation        Served*           Overseen
--------------------- -------------------- ------------ ------------------------
INTERESTED DIRECTORS:
Curley Jr., John F.   Chairman and         Since 1982   Chairman and
Age 63                Director                          Director/Trustee of
                                                        all Legg Mason
                                                        Funds (consisting of
                                                        23 portfolios).

Fetting, Mark R.      President of all     Since        Director of four Legg
Age 47                Corporations;        2001         Mason Funds
                      Director of                       (consisting of four
                      Legg Mason                        portfolios); President
                      Value Trust,                      of all Legg Mason
                      Inc., Legg                        funds (consisting of
                      Mason Special                     23 portfolios).
                      Investment
                      Trust, Inc., Legg
                      Mason Charles
                      Street Trust, Inc.
                      and Legg
                      Mason
                      Investment
                      Trust, Inc.

Murphy, Jennifer W.   Director of          Since 1999   Director of one Legg
Age 37 (nominee for   Legg Mason                        Mason Fund
director of Legg      Investment                        (consisting of one
Mason Investment      Trust, Inc.                       portfolio).
Trust, Inc. only)

                               Other                 Principal Occupation(s)
    Name, Age and          Directorships                 During the Past
     Address (1)                Held                        Five Years
--------------------- ----------------------- -------------------------------------
INTERESTED DIRECTORS:
Curley Jr., John F.   None                    Director and/or officer of various
Age 63                                        other Legg Mason affiliates.
                                              Formerly: Vice Chairman and
                                              Director of Legg Mason, Inc. and
                                              Legg Mason Wood Walker,
                                              Incorporated; Director of Legg Mason
                                              Fund Adviser, Inc. and Western Asset
                                              Management Company (each a
                                              registered investment adviser).

Fetting, Mark R.      Director of the Royce   Executive Vice President of Legg
Age 47                Family of Funds         Mason, Inc., Director and/or officer
                      (consisting of 17       of various other Legg Mason
                      portfolios).            affiliates (since 2000). Formerly:
                                              Division President and Senior
                                              Officer of Prudential Financial
                                              Group, Inc. and related companies,
                                              including fund boards and
                                              consulting services to subsidiary
                                              companies from 1991 to 2000;
                                              Partner, Greenwich Associates; and
                                              Vice President, T. Rowe Price
                                              Group, Inc.

Murphy, Jennifer W.   None                    Chief Operations Officer of LMM
Age 37 (nominee for                           LLC (since October 1999); Senior
director of Legg                              Vice President, COO, CFO and
Mason Investment                              Director of Legg Mason Funds
Trust, Inc. only)                             Management, Inc. (since December
                                              1998). Formerly: Director of
                                              Special Projects, Legg Mason, Inc.
                                              (March 1995 to November 1998).

------------
(1) The mailing address of each Director listed above is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.
(2) Reflects earliest year of election or appointment to the Boards of any Legg Mason Fund.
(3) If elected to the Boards of all Legg Mason Funds, as proposed, Messrs. O'Brien and Fetting would oversee 23 portfolios.
(4) Royce & Associates, Inc., investment adviser to the Royce Funds, is a wholly owned subsidiary of Legg Mason, Inc., which also owns the Funds' investment advisers and distributor.

     Messrs. Curley and Fetting and Ms. Murphy are considered to be interested persons (as defined in the Investment Company Act of 1940, as amended ("1940 Act")), of each Corporation on the basis of their employment with the Funds' investment advisers or their affiliated entities (including the Funds' principal underwriter), including Legg Mason, Inc., the parent holding company.


Compensation of Directors

     Officers and Directors who are "interested persons" of the Corporations (as defined in the 1940 Act) receive no salary or fees from the Corporations. Each Director who is not an interested person of the Corporations ("Independent Directors") receives an annual retainer and a per meeting fee based on the net assets of the Funds as of December 31 of the previous year.

     Currently, for each Fund having net assets of up to $250 million as of the previous December 31, a Corporation pays its Directors an annual retainer of $600 and a per meeting fee of $150. For each Fund having net assets of $250 million to $1 billion as of the previous December 31, a Corporation pays its Directors an annual retainer of $1,200 and a per meeting fee of $300. For each Fund having net assets over $1 billion as of the previous December 31, a Corporation pays its Directors an annual retainer of $2,000 and a per meeting fee of $400. The Corporations also pay travel and other out-of-pocket expenses incurred by the Directors in attending Board meetings.

     The table below includes certain information relating to the compensation of the Directors by each Fund for the year ended December 31, 2001. Annual Board fees may be reviewed periodically and changed by a Board. None of the Corporations has any retirement plan for its Directors.

                               Compensation Table

                                John F.     Mark R.   Richard G.   Arnold L.
                              Curley, Jr.   Fetting     Gilmore      Lehman
                             ------------- --------- ------------ -----------
American Leading
 Companies Trust                 None        None      $ 2,400      $ 2,400
Balanced Trust                   None        None      $ 1,200      $ 1,200
Batterymarch U.S. Small
 Capitalization Equity
 Portfolio                       None        None      $   900      $   900
Cash Reserve Trust               None        None      $ 3,600      $ 3,600
Classic Valuation Fund           None        None      $ 1,200      $ 1,200
Emerging Markets Trust           None        None      $ 1,200      $ 1,200
Europe Fund                      None        None      $ 1,200      $ 1,200
Financial Services Fund          None        None      $ 1,200      $ 1,200
Focus Trust                      None        None      $ 1,200      $ 1,200
Global Income Trust              None        None      $ 1,200      $ 1,200
High Yield Portfolio             None        None      $ 1,800      $ 1,800
International Equity Trust       None        None      $ 1,500      $ 1,500
Investment Grade Income
 Portfolio                       None        None      $ 1,200      $ 1,200
Maryland Tax-Free Income
 Trust                           None        None      $ 1,200      $ 1,200
Opportunity Trust                None        None      $ 3,000      $ 3,000
Pennsylvania Tax-Free
 Income Trust                    None        None      $ 1,200      $ 1,200
Special Investment Trust         None        None      $ 3,600      $ 3,600
Tax-Exempt Trust                 None        None      $ 2,400      $ 2,400
Tax-Free Intermediate-Term
 Income Trust                    None        None      $ 1,200      $ 1,200
U.S. Government
 Intermediate-Term
 Portfolio                       None        None      $ 2,400      $ 2,400
U.S. Government Money
 Market Portfolio                None        None      $ 2,400      $ 2,400
U.S. Small-Capitalization
 Value Trust                     None        None      $ 1,200      $ 1,200
Value Trust                      None        None      $ 3,600      $ 3,600
Total Compensation from
 Funds and Fund Complex          None        None      $42,000      $42,000

                              Raymond A.    Jill E.   Jennifer W.   G. Peter     T.A.
                               Mason(1)    McGovern      Murphy      O'Brien   Rodgers(1)
                              ----------   --------   -----------   --------   ----------
American Leading
 Companies Trust                 None      $ 2,400       None       $  2,400    $ 2,100
Balanced Trust                   None      $ 1,200       None       $  1,200    $ 1,050
Batterymarch U.S. Small
 Capitalization Equity
 Portfolio                       None      $   900       None       $    900    $   900
Cash Reserve Trust               None      $ 3,600       None       $  3,600    $ 3,200
Classic Valuation Fund           None      $ 1,200       None       $  1,200    $ 1,050
Emerging Markets Trust           None      $ 1,200       None       $  1,200    $ 1,050
Europe Fund                      None      $ 1,200       None       $  1,200    $ 1,050
Financial Services Fund          None      $ 1,200       None       $  1,200    $ 1,050
Focus Trust                      None      $ 1,200       None       $  1,200    $ 1,050
Global Income Trust              None      $ 1,200       None       $  1,200    $ 1,050
High Yield Portfolio             None      $ 1,800       None         None      $ 1,200
International Equity Trust       None      $ 1,500       None       $  1,500    $ 1,200
Investment Grade Income
 Portfolio                       None      $ 1,200       None         None      $ 1,050
Maryland Tax-Free Income
 Trust                           None      $ 1,200       None       $  1,200    $ 1,050
Opportunity Trust                None      $ 3,000       None       $  3,000    $ 2,850
Pennsylvania Tax-Free
 Income Trust                    None      $ 1,200       None       $  1,200    $ 1,050
Special Investment Trust         None      $ 3,600       None       $  3,600    $ 3,200
Tax-Exempt Trust                 None      $ 2,400       None         None      $ 2,100
Tax-Free Intermediate-Term
 Income Trust                    None      $ 1,200       None       $  1,200    $ 1,050
U.S. Government
 Intermediate-Term
 Portfolio                       None      $ 2,400       None         None      $ 2,100
U.S. Government Money
 Market Portfolio                None      $ 2,400       None         None      $ 2,100
U.S. Small-Capitalization
 Value Trust                     None      $ 1,200       None       $  1,200    $ 1,050
Value Trust                      None      $ 3,600       None       $  3,600    $ 3,200
Total Compensation from
 Funds and Fund Complex          None      $42,000       None       $46,775(2)  $36,750

------------
(1)Messrs. Mason and Rodgers are retiring from the Boards and are not standing for election.
(2)This includes compensation from the Royce Family of Funds.

     The following table shows the dollar range of each nominee's and each executive officer's ownership of shares of each Fund and of all the Legg Mason Funds served, or to be served, by the Director and Executive Officers, all as of August 9, 2002:

     Nominees' and Executive Officers' Share Ownership Table by Dollar Range

                                                                               Robin
                             John F.      Mark R.    Richard G.   Arnold L.     J.W.
                           Curley, Jr.    Fetting      Gilmore      Lehman    Masters
                           -----------    -------    ----------   ---------   -------
American Leading              $50,000-                 $10,000-     $1,000-
 Companies Trust              $100,000       None       $50,000     $10,000      None

Balanced Trust                                          $1,000-
                                  None       None       $10,000        None      None

Batterymarch U.S. Small
 Capitalization Equity
 Portfolio                        None       None          None        None      None

Cash Reserve Trust             $1,000-       Over      $10,000-    $10,000-
                               $10,000   $100,000       $50,000     $50,000      None

Classic Valuation Fund                                 $10,000-
                                  None       None       $50,000        None      None

Emerging Markets Trust                                 $10,000-
                                  None       None       $50,000        None      None

Europe Fund                                             $1,000-
                                  None       None       $10,000        None      None

Financial Services Fund                                $10,000-
                                  None       None       $50,000        None      None

Focus Trust                                            $10,000-
                                  None       None       $50,000        None      None

Global Income Trust                                    $10,000-
                                  None       None       $50,000        None      None

High Yield Portfolio                      $1,000-      $10,000-
                                  None     $10,000      $50,000        None      None

International Equity                                   $10,000-
 Trust                            None       None       $50,000        None      None

Investment Grade
 Income Portfolio                 None       None          None        None      None

Maryland Tax-Free             $10,000-
 Income Trust                  $50,000       None          None        None      None

Opportunity Trust             $10,000-   $50,000-      $10,000-        Over
                               $50,000   $100,000       $50,000    $100,000      None

                                                   Jennifer
                            Jill E.   Arthur S.       W.      G. Peter    S. Ford     Marc R.    Marie K.
                           McGovern    Mehlman      Murphy     O'Brien     Rowan       Duffy     Karpinski
                           --------   ---------    ---------  --------     ------     -------    ---------
American Leading            $1,000-                           $50,000-
 Companies Trust            $10,000        None        None   $100,000       None        None         None

Balanced Trust
                               None        None        None       None       None        None         None
Batterymarch U.S. Small
 Capitalization Equity
 Portfolio                     None        None        None       None       None        None         None

Cash Reserve Trust         $10,000-                                          Over                 $50,000-
                            $50,000        None        None       None   $100,000        None     $100,000

Classic Valuation Fund                                        $10,000-
                               None        None        None    $50,000       None        None         None

Emerging Markets Trust
                               None        None        None       None       None        None         None

Europe Fund                                                                                        $1,000-
                               None        None        None       None       None        None      $10,000

Financial Services Fund                                       $10,000-
                               None        None        None    $50,000       None        None         None

Focus Trust
                               None        None        None       None       None        None         None

Global Income Trust
                               None        None        None       None       None        None         None

High Yield Portfolio
                               None        None        None       None       None        None         None

International Equity
 Trust                         None        None        None       None       None        None         None

Investment Grade                                                                                  $50,000-
 Income Portfolio              None        None        None       None       None        None     $100,000

Maryland Tax-Free          $10,000-                                                               $10,000-
 Income Trust              $50,000         None        None       None       None        None      $50,000

Opportunity Trust                                      Over       Over   $10,000-    $10,000-     $10,000-
                               None        None    $100,000   $100,000    $50,000     $50,000      $50,000

    Nominees' and Executive Officers' Share Ownership Table by Dollar Range
                                  (continued)

                                                                                 Robin
                               John F.      Mark R.    Richard G.   Arnold L.     J.W.
                             Curley, Jr.    Fetting      Gilmore      Lehman    Masters
                             -----------    -------    ----------   ---------   -------
Pennsylvania Tax-Free
 Income Trust                       None       None          None        None      None

Special Investment Trust            Over                 $10,000-    $10,000-
                                $100,000       None       $50,000     $50,000      None

Tax-Exempt Trust                    Over                 $10,000-
                                $100,000       None       $50,000        None      None

Tax-Free Intermediate-                                   $10,000-
 Term Income Trust                  None       None       $50,000        None      None

U.S. Government
 Intermediate-Term              $50,000-
 Portfolio                      $100,000       None          None        None      None

U.S. Government Money
 Market Portfolio                   None       None          None        None      None

U.S. Small-Capitalization                                $10,000-     $1,000-
 Value Trust                        None       None       $50,000     $10,000      None

Value Trust                         Over   $50,000-      $10,000-        Over
                                $100,000   $100,000       $50,000    $100,000      None

Family of Investment
 Companies
 (all Legg Mason                    Over       Over          Over        Over
 Funds)                         $100,000   $100,000      $100,000    $100,000      None

                                                     Jennifer
                              Jill E.   Arthur S.       W.      G. Peter    S. Ford     Marc R.    Marie K.
                             McGovern    Mehlman      Murphy     O'Brien     Rowan       Duffy     Karpinski
                             --------   ---------    --------   --------    -------     -------    ---------
Pennsylvania Tax-Free
 Income Trust                    None        None        None       None       None        None         None

Special Investment Trust         Over                               Over   $10,000-                     Over
                             $100,000        None        None   $100,000   $ 50,000        None     $100,000

Tax-Exempt Trust
                                 None        None        None       None       None        None         None

Tax-Free Intermediate-       $10,000-
 Term Income Trust            $50,000        None        None       None       None        None         None

U.S. Government
 Intermediate-Term
 Portfolio                       None        None        None       None       None        None         None

U.S. Government Money
 Market Portfolio                None        None        None       None       None        None         None

U.S. Small-Capitalization                                       $50,000-                             $1,000-
 Value Trust                     None        None        None   $100,000       None        None      $10,000

Value Trust                      Over                $10,000-   $50,000-   $10,000-    $10,000-         Over
                             $100,000        None     $50,000   $100,000    $50,000     $50,000     $100,000

Family of Investment
 Companies
 (all Legg Mason                 Over                    Over       Over       Over    $10,000-         Over
 Funds)                      $100,000        None    $100,000   $100,000   $100,000     $50,000     $100,000

Board of Directors and Committee Meetings:

     Under applicable law, the Boards are responsible for overseeing the affairs of the Corporations. The officers manage the day-to-day operations of the Corporations under the direction of the Boards.

     The Boards of all Corporations met four times during the most recent fiscal year, except that the Boards of Legg Mason Cash Reserve Trust, Legg Mason Tax Exempt Trust, Inc. and Legg Mason Income Trust, Inc. met five times, and each current Director attended at least 75% of the total number of meetings of the Boards and of any committees of which he or she was a member during that year. The standing committees of the Boards include an Audit Committee and a Nominating Committee. All Directors who are not interested persons of the Corporations (as defined in the 1940 Act) are members of the Audit and Nominating Committees. The Boards do not have standing compensation committees.

     The Audit Committees act pursuant to a written charter adopted by the Boards of Directors and are responsible for overseeing accounting and financial reporting policies, practices and internal controls. The Audit Committees' duties are: (a) to oversee generally the financial and accounting policies of the Corporation, including internal accounting control procedures, and the reports prepared by the independent auditors; (b) to review and recommend approval or disapproval of audit services and the fees charged for the services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain the independent auditors for the next fiscal year; and (d) to report to the Boards of Directors and make such recommendations as they deem necessary. The Audit Committees currently consist of Messrs. Gilmore, Lehman, and O'Brien, Dr. McGovern, and Mr. Rodgers, a retiring Director. The Audit Committees of each Fund met twice during the most recent fiscal year, except that the Audit Committee of Cash Reserve Trust met once. Each member of the Committees attended all meetings.

     The Nominating Committees act pursuant to a written charter adopted by the Boards of Directors and meet periodically to review and nominate candidates for positions as Independent Directors and to recommend governance arrangements for the Boards. The Nominating Committees currently consist of Messrs. Gilmore, Lehman, O'Brien, and Rodgers and Dr. McGovern. During the last fiscal year, the Nominating Committees met twice.

Executive Officers of the Corporations

     The officers of the Corporations, other than those shown above who also serve as Directors, are:

                                               Term of
                              Position        Office and
                              Held With         Length
      Name, Age and              the           of Time
       Address (1)           Corporation      Served (2)
------------------------- ---------------- ---------------
Duffy, Marc R. (3)        Vice President   Since 2000
Age 44                    and Secretary

Karpinski, Marie K. (3)   Vice President   (4)
Age 53                    and Treasurer

                                 Number of
                                 Legg Mason            Other             Principal Occupation(s)
      Name, Age and                Funds           Directorships             During the Past
       Address (1)                Overseen              Held                   Five Years
------------------------- ----------------------- --------------- ------------------------------------
Duffy, Marc R. (3)        Vice President and      None            Vice President and Secretary, Legg
Age 44                    Secretary of all Legg                   Mason Fund Adviser Inc. (since
                          Mason funds                             2000); and Associate General
                          (consisting of 23                       Counsel of Legg Mason Wood
                          portfolios).                            Walker, Incorporated (since 1999).
                                                                  Formerly: Senior Associate,
                                                                  Kirkpatrick & Lockhart LLP
                                                                  (1996-1999); and Senior Counsel,
                                                                  Securities and Exchange Commission,
                                                                  Division of Investment Management
                                                                  (1989-1995).

Karpinski, Marie K. (3)   Vice President and      None            Vice President and Treasurer of
Age 53                    Treasurer of all Legg                   Legg Mason Fund Adviser, Inc.
                          Mason funds                             and Western Asset Funds, Inc.;
                          (consisting of 23                       and Treasurer of Pacific American
                          portfolios).                            Income Shares, Inc. and Western
                                                                  Asset Premier Bond Fund.

------------
(1) The mailing address of each officer listed above is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.
(2) Officers serve one-year terms, subject to annual reappointment by the Boards of Directors.
(3) Officers are interested persons of the Corporations (as defined in the 1940
    Act).
(4) Ms. Karpinski has served as Treasurer or Assistant Treasurer of each Fund since the earlier of the Fund's inception or 1983.

     The nominees for Director must be elected by a vote of a plurality of the votes cast at the Meeting in person or by proxy.

                EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE "FOR" EACH OF THE NOMINEES

         PROPOSAL 2 -- TO MODERNIZE THE FUNDS' INVESTMENT RESTRICTIONS

     Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Over time, some Funds have adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Funds to remove certain of these restrictions. Investment companies, however, are required to have fundamental investment restrictions on the topics addressed in Proposals 2A-2G.

     Each Corporation's Board of Directors, together with the Corporation's officers and investment advisers, have reviewed each Fund's current fundamental restrictions and have concluded that certain restrictions should be removed or revised based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. At the Meeting, shareholders will be asked to approve the revised restrictions and to remove all other fundamental restrictions.

     The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The proposed modifications are expected to facilitate the management of the Funds' assets and simplify the process of monitoring compliance with investment restrictions. The revised restrictions (with variations required by the specific investment focus of each Fund) will be the standard form for Funds in the Legg Mason Fund complex.

     The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged (except as noted in Proposal 3). The Funds will continue to be managed in accordance with the investment restrictions described in their Prospectuses, Statements of Additional Information and in accordance with federal law. The revised restrictions would give the Funds an increased ability to engage in certain activities. The Directors may consider and adopt such non-fundamental investment restrictions for the Funds as they determine to be appropriate and in the shareholders' best interests. Except where indicated below, the proposed modifications are not expected to significantly affect the manner in which the Funds are managed, the investment programs of the Funds or the investment performance of the Funds. The Boards do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in any Fund, except where indicated below.

     The Boards of Directors unanimously recommend that shareholders vote to amend or remove each Fund's fundamental investment restrictions as discussed below. The Funds affected by the proposed changes are listed in italics at the beginning of each section. Each section sets out the fundamental investment restrictions that will apply to each Fund if shareholders of that Fund approve the Proposal. Appendix C lists each Fund's current fundamental investment restrictions with a cross-reference to the applicable proposal. To be approved for a Fund, each Proposal must receive a 1940 Act Majority Vote of that Fund's shares. If any Proposal is not approved for a Fund, then that Fund's existing fundamental restriction on that topic will remain in effect. If shareholders approve the following changes to the fundamental investment restrictions of a Fund, such changes will become effective as of January 1, 2003.

Proposal No. 2-A: To Modify the Fundamental Investment Restriction on Borrowing Money.

Funds to which this Proposal applies: All Funds

     If shareholders of a Fund approve Proposal 2-A, each Fund's current fundamental investment restriction on borrowing money, set forth in Exhibit C to this Proxy Statement, would be modified to read as follows:

    "The Fund may not borrow money, except (1) in an amount not exceeding 33-1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls."

     If shareholders of a Fund, other than Legg Mason Opportunity Trust, approve the proposed fundamental investment restriction on borrowing, the Boards intend to adopt the following non-fundamental investment restriction on borrowing for that Fund:

     "As a non-fundamental policy, the Fund will not borrow for investment purposes an amount in excess of 5% of its total assets."

     If shareholders of Legg Mason Opportunity Trust approve the proposed fundamental investment restriction on borrowing, the Board intends to adopt the following non-fundamental investment restriction on borrowing for that Fund:

     "The Fund may not borrow for investment purposes an amount of money in excess of 10% of its net assets. In addition, the Fund may borrow for temporary purposes including to facilitate shareholder redemptions in times of unusual market volatility. Temporary borrowings are not considered to be for investment purposes. Compliance with these percentage limits is measured as of the time of the borrowing."

     The non-fundamental investment restrictions for any Fund may be changed by its Board without further shareholder approval.

     The Declaration of Trust of Legg Mason Cash Reserve Trust currently contains a provision that recites that Fund's existing restriction on borrowing. This provision may be amended only by a 1940 Act Majority Vote of shareholders. In order for that Fund to adopt the revised fundamental investment restriction on borrowing cited above, its shareholders must also approve the elimination of this provision from its Declaration of Trust. The elimination of the restriction on borrowing from the Fund's Declaration of Trust is consistent with the modern approach to remove investment-related restrictions from the Funds' organizational documents. Consequently, a vote to modernize Cash Reserve Trust's investment restriction on borrowing will also serve as a vote to amend its Declaration of Trust to remove the investment-related provision on borrowing.

     Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33-1/3% of its total assets. Currently, however, the borrowing authority of the individual Funds varies from 5% to 33-1/3% of the Fund's total assets. In addition, the borrowing authority of the Funds varies with respect to their ability to borrow from entities other than banks and to engage in reverse repurchase agreements or dollar rolls. (Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon date and price, which typically reflects the current market rate of interest. In a dollar roll transaction, the Fund sells a security and agrees to buy a substantially similar security for future delivery. While it is not clear that dollar rolls constitute borrowing, they are sufficiently similar to reverse repurchase agreements (which are considered to be borrowings under the 1940
Act), that the Funds believe a specific carve-out to allow them is warranted. Certain of the Funds also have fundamental or non-fundamental restrictions limiting their ability to purchase securities while borrowings in excess of 5% of the Fund's assets are outstanding and/or to pledge assets.

     The proposed modifications would: (1) permit borrowings of up to 33-1/3% of total assets; (2) permit the use of reverse repurchase agreements or dollar rolls; (3) remove the restrictions that allow borrowings to be made only from banks (the 1940 Act currently allows a fund to borrow any amount in excess of 5% of its total assets only from banks; however, the SEC has permitted some mutual funds to borrow from other funds, although there is no assurance that the SEC would grant the Legg Mason Funds such permission, and other possibilities may develop as the financial services industry continues to evolve); (4) remove the restrictions that limit the purchase of securities when loans are outstanding; and (5) remove any fundamental restrictions on pledging assets.

     For example, removing the fundamental investment restrictions on purchasing securities when borrowings are greater than 5% of a Fund's assets will enhance the Funds' flexibility in emergency situations. For similar reasons, it is advantageous to remove the fundamental investment restrictions on pledging assets for those Funds that have it (as described in Proposal 2-Q) and to permit the Board to address such situations on a case-by-case basis when it considers the approval of lines of credit or other borrowing arrangements, consistent with current industry practice and market conditions. To the extent a Fund borrows money, positive or negative performance by the Fund's investments may be magnified.

     If Proposal 2-A is approved, the investment advisers of Legg Mason Global Income Trust, Legg Mason Investment Grade Income Portfolio and Legg Mason U.S. Government Intermediate-Term Portfolio all intend to utilize dollar rolls to a greater degree. In a dollar roll transaction, the Funds will sell a fixed-income security for delivery in the current month and simultaneously contract to purchase substantially similar securities (same type, coupon and maturity) at an agreed upon future time. When engaging in dollar roll transactions, the Funds will forgo principal and interest paid on the security that is sold, but will receive the difference between the current sales price and the forward price for the future purchase. The Funds would also be able to earn interest on the income that is received from the initial sale. Because dollar rolls involve the receipt of money subject to a future obligation to use it to purchase securities in the future, they could be viewed as a kind of borrowing or as a leveraging of the Funds' portfolios. The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected. To reduce the risk that a Fund will not be able to make its future purchase in a dollar roll transaction, each Fund will segregate assets consistent with the requirements of the 1940 Act.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-A.

Proposal No. 2-B: To Modify the Fundamental Investment Restriction on
                    Underwriting Securities.

Funds to which this Proposal applies: All Funds

     If shareholders of a Fund approve Proposal 2-B, the Fund's current fundamental investment restriction on underwriting securities, set forth in Exhibit C to this Proxy Statement, would be modified to read as follows:

     "The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act")."

     Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the business of underwriting securities issued by other persons. The Funds have similar fundamental investment restrictions on this subject, which generally state that the Fund may not underwrite (or, for some Funds, engage in the business of underwriting) securities issued by others except as the Fund may be deemed an underwriter in connection with the disposition of portfolio securities. (The exception in these restrictions refers to a technical provision of the 1933 Act, which deems certain persons to be "underwriters" if they purchase a security from the issuer and later sell it to the public.)

     The proposed changes will allow the Funds greater flexibility to respond to future investment opportunities, as the 1940 Act Laws, Interpretations and Exemptions do not prohibit a mutual fund from underwriting the securities of others.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-B.

Proposal No. 2-C: To Modify the Fundamental Investment Restriction on Lending.

Funds to which this Proposal applies: All Funds

     If shareholders of a Fund approve Proposal 2-C, the Fund's current fundamental investment restriction on lending, set forth in Exhibit C to this Proxy Statement, would be modified to read as follows:

     "The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests."

     Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend. The Funds' current fundamental investment restrictions on lending are substantially similar in that they generally prohibit the making of loans (except for the lending of portfolio securities) and specify that an investment in debt instruments does not constitute the making of a loan. Cash Reserve Trust is not currently permitted to lend portfolio securities. Most of the Funds also specifically except repurchase agreements from their lending restrictions. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The 1940 Act treats these agreements as loans.)

     The new restriction would allow the Funds to lend to the full extent permitted under the 1940 Act. SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

     The proposed modifications also would: (1) expressly permit the use of repurchase agreements by all the Funds; (2) clarify that each Fund may make investments in debt obligations in pursuit of its investment program or for defensive or cash management purposes; (3) remove the current restriction of Cash Reserve Trust on lending portfolio securities; and (4) eliminate minor differences in the wording of the Funds' fundamental investment restrictions on lending.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-C.

Proposal No. 2-D: To Modify the Fundamental Investment Restriction on Issuing
                    Senior Securities.

Funds to which this Proposal applies: All Funds

     If shareholders of a Fund approve Proposal 2-D, the Fund's current fundamental investment restriction on issuing senior securities, set forth in Exhibit C to this Proxy Statement, would be modified to read as follows:

     "The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions."

     Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may issue "senior securities," a term that is generally defined to refer to fund obligations that have a priority over a fund's common stock with respect to the distribution of fund assets or the payment of dividends. The proposed fundamental investment restriction on issuing senior securities would be substantially identical to the fundamental investment restriction currently used by most of the Funds. Most of the Funds' current fundamental investment restrictions on issuing senior securities permit the Fund to engage in such activities only as permitted by the 1940 Act, but do not specify the manner in which the issuance of senior securities may be made. Certain of the Funds prohibit the issuance of senior securities, except for borrowings from banks not in excess of a specified percentage of the Fund's assets at the time the money is borrowed, as allowed by the 1940 Act.

     The new restriction would permit the Funds to issue senior securities to the extent permitted by the 1940 Act. The 1940 Act currently prohibits mutual funds from issuing senior securities except that funds may borrow money from banks, provided that there is asset coverage of at least 300% for all borrowings. This means that, after any borrowing, the fund's total assets (including the amount borrowed), less liabilities (other than the amount borrowed), must equal at least three times the amount borrowed. Together with the restriction on borrowing, the restriction proposed here would make clear that the Funds can take full advantage of the latitude allowed by the 1940 Act in this area.

     Certain other widely used investment techniques that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC staff to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures, and forward contracts, swaps and when-issued and delayed delivery securities, provided, in each case, that the fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. Borrowings for temporary purposes in amounts up to 5% of a fund's total assets also are not considered senior securities. The proposed revised restriction would not affect the Funds' ability to engage in these practices, but could be important in the future if these techniques or others are deemed to be senior securities.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-D.

Proposal No. 2-E: To Modify the Fundamental Investment Restriction on Real
                    Estate Investments.

Funds to which this Proposal applies: All Funds

     If shareholders of a Fund approve Proposal 2-E, the Fund's current fundamental investment restriction on real estate investments, set forth in Exhibit C to this Proxy Statement, would be modified to read as follows:

   "The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests."

     Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The Funds' current fundamental investment restrictions on real estate investments generally prohibit the purchase or holding of real estate, except for the purchase or holding of securities collateralized by real estate or interests therein. Certain of the Funds also explicitly prohibit the selling of real estate except for real estate acquired as a result of the Fund's ownership of securities. The tax-exempt Funds are permitted to purchase municipal bonds secured by real estate or interests therein.

     The proposed new restriction would: (1) preserve or add the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate (provided that the investment is otherwise consistent with a Fund's investment program); (2) clarify the Funds' ability to exercise all rights attached to their real estate related interests; and (3) eliminate minor differences in the wording of the Funds' fundamental investment restrictions on real estate investments. As a result of exercising its rights attached to real estate-related securities, a Fund could eventually own an interest in real property. If this occurs, the Fund would dispose of the property as soon as practicable, consistent with the Fund's best interests.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-E.

Proposal No. 2-F: To Modify the Fundamental Investment Restriction on Investing
                    in Commodities.

Funds to which this Proposal applies: All Funds

     If shareholders of a Fund approve Proposal 2-F, the Fund's current fundamental investment restriction on investing in commodities, set forth in Exhibit C to this Proxy Statement, would be modified to read as follows:

     "The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities."

     Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of commodities. The Funds' current fundamental investment restrictions on investing in commodities generally prohibit the purchase or sale of commodities. Although it is not clear that financial instruments such as interest rate or S&P 500 futures contracts are "commodities," the restrictions of most Funds make an exception for transactions in some combination of futures, options, forward contracts, swaps, and other derivative products. However, the fundamental restrictions of Focus Trust, Tax-Exempt Trust, U.S. Government Money Market Portfolio and Cash Reserve Trust do not expressly set forth such exceptions.

     The proposed modifications would: (1) clarify the types of derivative transactions that are permissible for the Funds; (2) permit the Funds to invest in new financial instruments that may be developed in the future; (3) clarify that the Funds may invest in securities or other instruments backed by physical commodities; and (4) clarify that the Funds may acquire physical commodities as the result of ownership of instruments other than securities and may sell any physical commodities acquired in that way.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-F.

Proposal No. 2-G: To Modify the Fundamental Investment Restriction on Industry
                    Concentration.

Funds to which this Proposal applies: All Funds

     If shareholders of a Fund approve Proposal 2-G, the current investment restriction on concentration of every Fund except Financial Services Fund and Cash Reserve Trust, set forth in Exhibit C to this Proxy Statement, would be modified to read as follows:

     "The Fund may not make any investment if, as a result, the Fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers."

     The following interpretation of this revised fundamental investment restriction would follow each Fund's fundamental investment restriction on concentration:

     "Although not a part of the Fund's fundamental investment restriction, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry."

     If shareholders of Financial Services Fund approve Proposal 2-G, the Fund's current fundamental investment restriction on concentration, set forth in Exhibit C to this Proxy Statement, would be modified to read as follows:

     "The Fund may not make any investment if, as a result, the Fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry other than the financial services industry. This restriction does not limit the Fund's investment in securities issued or guranteed by the U.S. Government, its agencies or instrumentatlities and repurchase agreements with respect thereto, or securities of municipal issuers."

     If shareholders of Cash Reserve Trust approve Proposal 2-G, the Fund's current fundamental investment restriction on concentration, set forth in Exhibit C to this Proxy Statement, would be modified to read as above, except that it would permit "investments in instruments of domestic banks (such as time and demand deposits and certificates of deposit), U.S. branches of foreign banks subject to substantially similar regulation as domestic banks, and foreign branches of domestic banks whose parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments," in addition to the other exclusions set forth above.

     Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may concentrate investments in a particular industry or group of industries. The Funds' current fundamental investment restrictions on concentration generally prohibit the purchase of any security if, as a result, 25% or more of the Fund's assets would be invested in issuers in a single industry, or having their principal business in the same industry. Most of the Funds' current fundamental restrictions also make an exception for securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements with respect thereto. A repurchase agreement that is fully collateralized is considered to be an investment in the underlying security and not an investment in the counterparty. The tax-free Funds exempt certain municipal securities from the concentration restriction. Financial Services Fund differs from the other Funds in that it concentrates its investments in the financial services industries. Cash Reserve Trust has an investment restriction based on SEC pronouncements applicable to money market funds, whereby it reserves freedom of action to concentrate its investments in certain bank instruments.

     The proposed modifications would afford the Funds the flexibility to take advantage of any future changes in the position of the SEC regarding concentration. The proposed modifications also would clarify that all of the Funds' securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto are excluded from the Funds' fundamental investment restrictions on concentration and that securities of municipal issuers are excluded from the Funds' restrictions on concentration. In addition, these changes would preserve the special provisions relating to Financial Services Fund and Cash Reserve Trust.

     Private activity bonds generally are not considered municipal securities for purposes of this restriction. Private activity bonds are issued under the name of a state or municipal agency or instrumentality, but relate to a particular economic development project carried out by a private entity. Payment of principal and interest on these bonds generally depends on the success or failure of the project to which they relate. Tax-Exempt Trust, Maryland Tax-Free Income Trust, Pennsylvania Tax-Free Income Trust and Tax-Free Intermediate-Term Income Trust may invest significantly in such securities.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-G.

Proposal No. 2-H: To Remove the Fundamental Investment Restriction on Diversification.

Funds to which this Proposal applies: Cash Reserve Trust, U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, High Yield Portfolio, American Leading Companies Trust, Balanced Trust, Small-Capitalization Value Trust, Financial Services Fund, Europe Fund, International Equity Trust, Emerging Markets Trust, Classic Valuation Fund, Special Investment Trust, Value Trust, Focus Trust and Tax-Exempt Trust

     If shareholders of a Fund other than Focus Trust approve Proposal 2-H, the Fund's current fundamental investment restriction on diversification, set forth in Exhibit C to this Proxy Statement, would be removed and the following non-fundamental policy would be added:

     "The Fund is diversified under the 1940 Act. Although not a part of the Fund's fundamental investment restrictions, the 1940 Act currently states that a fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities, provided, however, that (1) no more than 5% of the value of the diversified fund's total assets can represent the securities of any one issuer and (2) no more than 10% of the outstanding voting securities of such issuer can be held by the diversified fund."

     Despite this change, the Funds' status as a "diversifed" fund will continue to be changeable only upon a shareholder vote.

     Focus Trust currently has the following fundamental investment restriction despite its status as a "non-diversified" fund under the 1940 Act:

     "The Fund may not purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 25% of the outstanding voting securities of such issuer."

     If this Proposal is approved for Focus Trust, this investment restriction would be removed. However, Focus Trust would continue to be subject to the provisions of the Internal Revenue Code that specify certain diversification requirements for mutual funds in order to be treated as a regulated investment company for tax purposes regardless of whether a fund is "diversified" or "non-diversified" under the 1940 Act.

     Discussion of Proposed Modifications. Although the 1940 Act requires every mutual fund to state whether it is diversified or non-diversified (which the Funds will continue to do) and requires any change in status from "diversified" to "non-diversified" to be approved by shareholders, it does not require them to recite as a fundamental investment restriction the applicable percentage limitations. The Funds' current fundamental investment restrictions on diversification generally recite the applicable percentage limitations and an exception for securities issued by the U.S. Government. Certain of the Funds also recite an exception for cash and cash items and securities of other investment companies.

     The proposed modifications would clarify that the percentage limitations and exceptions applicable to diversified funds are not a part of the fundamental investment restriction on diversification. Accordingly, if a Fund adopts the proposed new policy on diversification and the requirements for diversification were to be changed, the Fund could take advantage of that change. (The SEC has, for example, determined that money market funds that comply with the diversification requirements of Rule 2a-7 under the 1940 Act will be deemed diversified, even though that Rule's diversification test differs from the one in the 1940 Act.)

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL NO. 2-H.

Proposal No. 2-I: To Remove the Fundamental Investment Restriction on Investing in Illiquid Securities.

Funds to which this Proposal applies: Europe Fund and Tax-Exempt Trust

     If shareholders of a Fund approve Proposal 2-I, the Fund's current fundamental investment restriction on investing in illiquid securities, set forth in Exhibit C to this Proxy Statement, would be removed, and the Board would adopt a non-fundamental investment restriction on investing in illiquid securities that could, in the future, be modified without shareholder approval.


     For Europe Fund, the non-fundamental investment restriction on investing in illiquid securities would state as follows:

     "The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued."

     For Tax-Exempt Trust, the non-fundamental investment restriction on investing in illiquid securities would state as follows:

     "The Fund may not purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued."

     Discussion of Proposed Modifications. A restriction on investing in illiquid securities is required by the 1940 Act Laws, Interpretations and Exemptions, but it is not required to be a fundamental restriction. Consistent with the 1940 Act Laws, Interpretations and Exemptions, the proposed non-fundamental investment restrictions would limit investments in illiquid securities to 10% of Tax-Exempt Trust's net assets, because it is a money market fund, and 15% of Europe Fund's net assets.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-I.

Proposal No. 2-J: To Remove the Fundamental Investment Restriction on Short
Sales.

Funds to which this Proposal applies: Cash Reserve Trust, Europe Fund, Focus Trust, Investment Grade Income Portfolio, Maryland Tax-Free Income Trust, Pennsylvania Tax-Free Income Trust, Special Investment Trust, Tax Exempt Trust, Tax-Free Intermediate-Term Income Trust, U.S. Government Intermediate-Term Portfolio, U.S. Government Money Market Portfolio and Value Trust

     If shareholders of a Fund approve Proposal 2-J, the Fund's current fundamental investment restriction on short sales, set forth in Exhibit C to this Proxy Statement, would be removed and the Board would adopt a non-fundamental investment restriction on short sales that, in the future, could be modified without shareholder approval. The non-fundamental investment restriction on short sales would state as follows:

     "The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments."

     Discussion of Proposed Modifications. The Funds are not required to have a fundamental investment restriction on short sales of securities. Typically, in a short sale, an investor borrows a security from a lender, sells that security to a third party, and is obligated to return an identical security to the lender. The obligation to return an identical security to the lender involves the risk that the price of the securities that the borrower is obligated to purchase (and then return to the lender) may be higher than the price the borrower received for the sale of the securities. Currently, several of the Funds have fundamental investment restrictions that prohibit short sales of securities, but permit short positions in other financial instruments, such as futures. The proposed modifications would incorporate such exceptions into the proposed non-fundamental investment restriction.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-J.

Proposal No. 2-K: To Remove the Fundamental Investment Restriction on Margin Transactions.

Funds to which this Proposal applies: Cash Reserve Trust, Europe Fund, Financial Services Fund, Focus Trust, Investment Grade Income Portfolio, Maryland Tax-Free Income Trust, Pennsylvania Tax-Free Income Trust, Special Investment Trust, Tax-Exempt Trust, Tax-Free Intermediate-Term Income Trust, U.S. Government Intermediate-Term Portfolio, U.S. Government Money Market Portfolio and Value Trust

     If shareholders of a Fund approve Proposal 2-K, the Fund's current fundamental investment restriction on margin transactions, set forth in Exhibit C to this Proxy Statement, would be removed and the Board would adopt a non-fundamental investment restriction on margin transactions that could, in the future, be modified without shareholder approval. The non-fundamental investment restriction on margin transactions would state as follows:

     "The Fund may not purchase securities on margin, except that (1) the Fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis or other financial instruments."

     Discussion of Proposed Modifications. The Funds are not required to have a fundamental investment restriction on margin transactions. Margin transactions involve the purchase of securities with money borrowed from a broker or elsewhere. Currently, many of the Funds have fundamental investment restrictions that prohibit margin transactions, except where, for example, borrowing is necessary for the clearance of transactions or the margin transaction involves the use of futures and other financial instruments. The proposed modifications would incorporate such exceptions into the non-fundamental investment restriction.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-K.

Proposal No. 2-L: To Remove the Fundamental Investment Restriction on Investments in Oil, Gas and Mineral Programs.

Funds to which this Proposal applies: Cash Reserve Trust, Focus Trust, U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, U.S. Government Money Market Portfolio, Europe Fund, Maryland Tax-Free Income Trust, Pennsylvania Tax-Free Income Trust and Tax-Free Intermediate-Term Income Trust

     If shareholders of a Fund approve Proposal 2-L, the Fund's current fundamental investment restriction on investments in oil, gas and mineral programs, set forth in Exhibit C to this Proxy Statement, would be removed.

     Discussion of Proposed Modifications. There is no federal requirement that the Funds have a fundamental investment restriction on oil, gas and mineral investments. In order to maximize each Fund's investment flexibility, the Boards propose that each Fund's restriction on oil, gas, and mineral investments be removed.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-L.

Proposal No. 2-M: To Remove the Fundamental Investment Restriction on Investing for the Purpose of Exercising Control.

Funds to which this Proposal applies: Cash Reserve Trust and Focus Trust

     If shareholders of a Fund approve Proposal 2-M, the Fund's current fundamental investment restriction on investing for the purpose of exercising control or management, set forth in Exhibit C to this Proxy Statement, would be removed.

     Discussion of Proposed Modifications. There is no federal requirement that the Funds have an affirmative restriction on this subject if they do not intend to make investments for the purpose of exercising control. Moreover, there is no requirement that any restriction that they do have regarding control be categorized as fundamental. In order to maximize each Fund's investment flexibility, the Boards propose that each Fund's restriction on investing for the purpose of exercising control or management be removed.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-M.

Proposal No. 2-N: To Remove the Fundamental Investment Restriction on Investments in Issuers Whose Securities Are Owned by Officers and Trustees of the Fund or its Investment Adviser.

Fund to which this Proposal applies: Cash Reserve Trust

     If shareholders of the Fund approve Proposal 2-N, the Fund's current fundamental investment restriction on investments in issuers whose securities are owned by officers and trustees of the Fund or its investment adviser, set forth in Exhibit C to this Proxy Statement, would be removed.

     Discussion of Proposed Modifications. There is no federal requirement that the Fund have a fundamental investment restriction on this subject. In order to maximize the Fund's investment flexibility, the Board proposes that this restriction be removed. The removal of this investment restriction will not remove any existing safeguard against transactions involving conflicts of interest between portfolio companies and the Funds' directors, officers or advisers.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-N.

Proposal No. 2-O: To Remove the Fundamental Investment Restriction on Investments in Puts, Calls, Straddles and Spreads.

Funds to which this Proposal applies: Cash Reserve Trust, Focus Trust and Tax-Exempt Trust

     If shareholders of a Fund approve Proposal 2-O, the Fund's current fundamental investment restriction on investments in puts, calls, straddles, and spreads, set forth in Exhibit C to this Proxy Statement, would be removed.

     Discussion of Proposed Modifications. There is no federal requirement that the Funds have a fundamental investment restriction on investments in puts, calls, straddles or spreads. In order to maximize each Fund's investment flexibility, the Boards propose that this restriction be removed.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-O.

Proposal No. 2-P: To Remove the Fundamental Investment Restriction on Investments in Securities of Issuers That Have Been in Operation Less than Three Years.

Funds to which this Proposal applies: Focus Trust, Europe Fund and Tax-Exempt Trust

     If shareholders of a Fund approve Proposal 2-P, the Fund's current fundamental investment restriction on investments in securities of issuers that have been in operation less than three years, set forth in Exhibit C to this Proxy Statement, would be removed.

     Discussion of Proposed Modifications. There is no federal requirement that the Funds have a fundamental investment restriction on investments in securities of issuers that have been in operation less than three years. In order to maximize the Funds' investment flexibility, the Boards propose that this restriction be removed. Although the Funds do not currently intend to invest to a greater extent in issuers that have been in operation less than three years, such investments can be more volatile than investments in more seasoned issuers.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-P.

Proposal No. 2-Q: To Remove the Fundamental Investment Restriction on Pledging Assets.

Funds to which this Proposal applies: U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, U.S. Government Money Market Portfolio and Tax-Exempt Trust

     If shareholders of a Fund approve Proposal 2-Q, the Fund's current fundamental investment restrictions on pledging assets, set forth in Exhibit C to this Proxy Statement, would be removed.

     Discussion of Proposed Modifications. There is no federal requirement that the Funds have a fundamental investment restriction on pledging assets. In order to maximize the Funds' investment flexibility, the Boards propose that this restriction be removed.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-Q.

Proposal No. 2-R: To Remove the Fundamental Investment Restriction on Investments in Securities Issued by Other Investment Companies.

     Funds to which this Proposal applies: Cash Reserve Trust, U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio and Tax-Exempt Trust

     If shareholders of a Fund approve Proposal 2-R, the Fund's current fundamental investment restriction on investments in securities issued by other investment companies, set forth in Exhibit C to this Proxy Statement, would be removed.

     Discussion of Proposed Modifications. The 1940 Act limits the extent to which funds may acquire securities of other investment companies. There is no federal requirement, however, that the Funds have a fundamental investment restriction regarding investments in other investment companies. In order to maximize the Funds' investment flexibility, the Boards propose that this restriction be removed. Any such investment would still be subject to the requirements of the 1940 Act. Although the Funds do not currently intend to invest to a greater extent in securities issued by other investment companies, such an investment may involve indirect expenses to the Funds' shareholders because they will be subject to the expenses of the investment company in which the Funds invest.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-R.

Proposal No. 2-S: To Remove the Fundamental Investment Restriction on Joint Participation in Securities Trading Accounts.

Fund to which this Proposal applies: Focus Trust

     If shareholders of the Fund approve Proposal 2-S, the Fund's current fundamental investment restriction on joint participation in securities trading accounts, set forth in Exhibit C to this Proxy Statement, would be removed.

     Discussion of Proposed Modifications. The 1940 Act limits the extent to which funds may participate in joint transactions with their affiliates. There is no federal requirement, however, that the Fund have a fundamental investment restriction regarding such transactions. In order to maximize the Fund's investment flexibility, this restriction should be removed.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-S.

Proposal No. 2-T: To Remove the Fundamental Investment Restrictions on Purchasing Common Stocks, Preferred Stock, Warrants or Other Equity Securities.

Funds to which this Proposal applies: Europe Fund and Tax-Exempt Trust

     If shareholders of the Funds approve Proposal 2-T, Tax-Exempt Trust's current fundamental investment restriction prohibiting the purchase of common stocks, preferred stock, warrants and other equity securities and Europe Fund's current fundamental investment restriction prohibiting the purchase of warrants, set forth in Exhibit C to this Proxy Statement, would be removed.

     Discussion of Proposed Modifications.There is no federal requirement that the Funds have a fundamental investment restriction regarding purchases of common stocks, preferred stock, warrants or other equity securities. In order to maximize the Funds' investment flexibility, the Boards propose that Tax-Exempt Trust's and Europe Fund's fundamental investment restriction on these types of securities be removed.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-T.

Proposal No. 2-U: To Remove the Fundamental Investment Restriction on Obligations with a Maturity Greater Than One Year.

Fund to which this Proposal applies: Tax-Exempt Trust

     Tax-Exempt Trust has a fundamental investment restriction on investing in municipal obligations with maturities greater than one year, which states that:


     "As a fundamental restriction, except during defensive periods, the Fund maintains at least 80% of its assets invested in municipal obligations that have remaining maturities of one year or less or that are variable or floating rate demand notes."

     If shareholders of the Fund approve this Proposal, the Fund's current fundamental investment restriction on investing in municipal obligations with maturities greater than one year would be removed.

     Discussion of Proposed Modifications. The 1940 Act Laws, Interpretations and Exemptions set forth investment restrictions applicable to money market funds. Generally, these restrictions are designed to enable money market funds to maintain a $1.00 share price. The Fund's current fundamental investment restrictions require the Fund to invest at least 80% of its assets in securities with maturities of one year or less, or that are variable or floating rate demand notes. At the time the Fund was established, this one-year limitation was imposed on all money market funds by SEC regulations. More recently, the SEC has amended its regulations to permit money market funds to invest in securities with maturities of up to 397 days. The Fund's current fundamental investment restriction disadvantages the Fund because it prohibits the Fund from taking advantage of potential investment opportunities and techniques that are consistent with regulatory requirements for money market funds and in which almost every other municipal money market fund can invest. The proposed removal would permit the Fund's investments to be governed by the current rules applicable to investments made by money market funds.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 2-U.

Proposal No. 2-V: To Amend the Fundamental Investment Policies on Maryland and Pennsylvania Municipal Securities.

Funds to which this Proposal Applies: Maryland Tax-Free Income Trust and Pennsylvania Tax-Free Income Trust

     The Board of Trustees of Legg Mason Tax-Free Income Fund has approved a change to the fundamental investment policies of two of its series, Maryland Tax-Free Income Trust and Pennsylvania Tax-Free Income Trust. These changes are meant to increase the Funds' investment flexibility without altering their tax-free nature.

     Maryland Tax-Free Income Trust's investment policy currently states:

     "Under normal circumstances, the Fund will maintain at least 80% of its total assets in Maryland municipal obligations, the interest on which is not a tax preference item for purposes of the federal alternative minimum tax."

     Pennsylvania Tax-Free Income Trust's investment policy currently states:

     "Under normal circumstances, the Fund will maintain at least 80% of its total assets in Pennsylvania municipal obligations, the interest on which is not a tax preference item for purposes of the federal alternative minimum tax."

     For both Funds, the Board of Trustees recommends amending their fundamental investment policies to read as follows:

     "Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal obligations the interest on which is not subject to Maryland/Pennsylvania [as applicable] state and local taxes, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax."

     The first change recommended above is replacing "maintain" with "invest." This change will enhance the Funds' investment flexibility because it clarifies that the 80% minimum is required only as of the time of investment. This means that the Funds will meet the terms of this policy if they comply with it as of the time of their investment, but subsequent market action or redemption activity decreases the value of their investments in such securities to below 80% of their net assets.

     The proposal would change the focus of the investment policy from investments in Maryland or Pennsylvania municipal securities to investments in municipal securities the interest on which is exempt from Maryland or Pennsylvania state and local taxes. This revision will promote the Funds' investment flexibility as it will allow them to invest in municipal obligations that are not subject to their particular state's taxes, but that are not issued by Maryland or Pennsylvania municipalities. If the policy is adopted by shareholders of a Fund, there are certain other obligations, designated by statute as not being subject to state or local taxes, in which the Fund could invest. Examples of such securities are municipal obligations of territories of the United States, such as Puerto Rico and Guam. Investments in obligations of other jurisdictions generally will be subject to the political and economic risks particular to such jurisdictions. Furthermore, obligations of additional municipalities, agencies or instrumentalities could be statutorily declared as exempt from Maryland and/or Pennsylvania state and local taxes in the future. This change to the Funds' policy would allow them to capitalize on such prospective exemptions as well.

     The Board of Trustees believes that the proposed revision of Maryland Tax-Free Income Trust's and Pennsylvania Tax-Free Income Trust's investment policy will be in the best interests of each Fund and its shareholders because it will increase the Fund's investment flexibility, promote further portfolio diversification and allow the Fund to take advantage of future statutory enlargements of the category of obligations whose income is exempt from Maryland and/or Pennsylvania state and local taxes.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL NO. 2-V.

                PROPOSAL 3 -- TO CHANGE THE INVESTMENT OBJECTIVE
                OF EACH FUND FROM FUNDAMENTAL TO NON-FUNDAMENTAL

Funds to which this Proposal applies: All Funds

     Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund's investment objective be fundamental, but most funds, including the Funds, have stated that their investment objectives are fundamental. The Boards of Directors of the Funds have approved a proposal to make each Fund's investment objective non-fundamental. Please see Exhibit C to this Proxy Statement for each Fund's investment objective.

     If approved by shareholders, this change would mean that the Board would be able to change a Fund's investment objective in the future without further approval by shareholders. This change would enhance a Fund's flexibility by allowing a Board to more easily alter the Fund's investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Fund shareholders would receive prior notice of any change to a Fund's investment objective. The Boards have no current intention of changing any Fund's investment objective.

     To be approved for a Fund, this Proposal must receive a 1940 Act Majority of that Fund's shares. If this Proposal is not approved for a Fund, then that Fund's investment objective will remain fundamental.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL NO. 3.

        PROPOSAL 4 -- TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION

Corporations to which this Proposal applies: Value Trust, Special Investment Trust, Tax-Exempt Trust, Focus Trust, Income Trust (High Yield Portfolio, Investment Grade Income Portfolio, U.S. Government Intermediate-Term Portfolio and U.S. Government Money Market Portfolio)

     The Boards of Directors of the Corporations listed above have approved Amended and Restated Articles of Incorporation for these Corporations and recommend that each Corporation's shareholders approve them. The main reasons to amend and restate the Articles of Incorporation of these Corporations are to modernize their provisions to reflect changes in state and federal law, to enhance the Corporations' flexibility by deleting unnecessary provisions and to consolidate each of the Corporation's amendments and supplements to its current Articles of Incorporation into one document. These changes will also promote consistency across the Articles of Incorporation of all of the Legg Mason Funds organized as Maryland corporations.

     A copy of Value Trust's proposed Amended and Restated Articles is attached as Exhibit D to this Proxy Statement. (The proposed Amended and Restated Articles of Incorporation of the other Corporations would be identical to those for Value Trust except for the names of the Corporations, their series and classes and the number of shares authorized and allocated to each series and class.) Below is a summary of the substantive changes that will be reflected in the Corporations' Amended and Restated Articles of Incorporation.

     o The Amended and Restated Articles of Incorporation would consolidate and clarify various provisions relating to series and classes of shares. They would also consolidate the various amendments and supplements to the Articles of Incorporation creating new shares, series and classes and renaming the Funds and their classes. In addition, where necessary, explicit references to the Corporations' series and classes would be added. In particular, a section would be added stating that a Corporation may enter into a contract on behalf of a specific series or class, and that all actions, liabilities, judgments, or payments arising out of such a contract will be the sole responsibility of that series or class. Previously, this limitation on contractual liability appeared only in the Corporations' contracts. Additionally, these provisions would clarify that only shares of series or classes that will be affected by a proposal may vote on such proposal at a shareholder meeting.

     o A provision would be added which states that the presence or absence of a quorum may be determined separately for each matter to be decided at a shareholder meeting. This provision is necessary because certain investment intermediaries are allowed to vote, and do vote, when no vote is given by the beneficial owners with respect to some items in a proxy statement, but are not permitted to vote on other items. As a result, it is not unusual for a Corporation to receive many more votes on one item than another.

     o The section that permits all of the Corporations (except for Focus Trust) to redeem the shares owned by a single shareholder if their total value falls below $500 has been amended to remove this specific value. The provision now allows the minimum account value to be decided by the Boards of Directors by resolution. In addition, the notice period that must be given by a Corporation to a shareholder before redeeming such a small account has been reduced from 60 days to 45 days, as permitted by Maryland law. These changes will provide flexibility for the Corporations to terminate small accounts in order to reduce administrative costs that are borne by all investors in a Fund. Although there is no current intention to raise the minimum account value above $500, the Boards may do so at some time in the future. (Focus Trust's Articles of Incorporation already state that the minimum value in a shareholder account is to be decided by its Board of Directors by resolution.)

     o A section has been added that states that the provisions on limitation of liability and indemnification of Directors, officers and other persons acting on behalf of the Corporations cannot be subsequently repealed or narrowed by any action of shareholders with respect to any act or omission which occurred prior to such action. This section will provide legal protection and certainty to such parties when they act by ensuring that there will not be retroactive changes to the Corporations' Articles of Incorporation and will provide certainty that the actions of such parties will be judged by a certain specified standard. Such a safeguard is necessary in order to recruit qualified persons to serve as Directors, officers or agents of the Corporations.

     o For Tax-Exempt Trust only, the number of shares required to be present at a shareholder meeting in order to transact business is decreased in the Amended and Restated Articles of Incorporation from a majority of Tax-Exempt Trust's outstanding shares to one-third of such shares. Maryland law provides that this standard can be reduced to less than a majority of outstanding shares through an amendment to the Articles of Incorporation, which must be approved by Tax-Exempt Trust's shareholders. The Articles of Incorporation of all of the other Legg Mason Funds already provide for quorum standards of one-third or less. This provision will decrease the chance that Tax-Exempt Trust would have to adjourn its shareholder meetings because of low attendance, thereby saving it and its shareholders the additional time and expense of another proxy solicitation.

     The Boards of Directors believe that the proposed Amended and Restated Articles of Incorporation will be in the best interests of each Corporation and its shareholders because they increase the Corporation's flexibility by deleting outmoded provisions and allow the Corporation to take advantage of positive changes in state and federal law. Based upon the foregoing, the Boards of Directors unanimously recommend that shareholders approve each Corporation's Amended and Restated Articles of Incorporation. To be approved for a Corporation, this Proposal must be approved by a majority of the votes entitled to be cast at the Meeting by shareholders of that Corporation. If this Proposal is not approved for a Corporation, that Corporation's existing Articles of Incorporation will remain in effect.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL NO. 4.

                      PROPOSAL 5 -- TO AMEND THE BYLAWS OF
                           LEGG MASON TAX-EXEMPT TRUST

     The Board of Directors of Tax-Exempt Trust recommends that shareholders repeal Articles 11.02(b), 12 and 13 of Tax-Exempt Trust's Bylaws. Unlike other provisions of the Bylaws, these Articles can be amended or repealed only by a vote of Tax-Exempt Trust's shareholders.

     Article 12 prohibits certain types of investments in Tax-Exempt Trust shares by persons closely related to Tax Exempt Trust, loans by Tax-Exempt Trust to such persons and certain transactions between Tax-Exempt Trust and such persons that involve potential conflicts of interest. The provisions of
Article 12 apply to Tax-Exempt Trust's Directors and officers, as well as its investment adviser and distributor and any partner, officer, director or stockholder thereof or any other person financially interested in these entities. Article 12 also prohibits Tax-Exempt Trust from imposing any restrictions on the transfer of its shares, other than any restrictions that may be permitted by the Articles of Incorporation.

     In most cases, the 1940 Act contains provisions that would prohibit or restrict the types of transactions that Article 12 prohibits. Also, many of the persons and entities subject to Article 12 have a fiduciary duty under state law to protect the interests of Tax-Exempt Trust and its shareholders. The Board of Directors believes that the 1940 Act's provisions and the fiduciary duties of these persons and entities are sufficient to protect Tax-Exempt Trust shareholders from self-dealing or overreaching by such persons and entities. Furthermore, to the extent the SEC issues rules or interpretations liberalizing the restrictions in the 1940 Act, Tax-Exempt Trust may be unable to take full advantage of them, and its investment program may suffer, because it is bound by this outdated Bylaw provision. The prohibitions in Article 12 are not required to be in Tax-Exempt Trust's corporate documents by state or federal law, and no other Legg Mason Fund has such a provision in its bylaws. Thus, removing Article 12 from Tax-Exempt Trust's Bylaws will not reduce shareholders' safeguards to any meaningful extent, but it will give Tax-Exempt Trust the flexibility to engage in transactions that may be beneficial for Tax-Exempt Trust and its shareholders in a timely manner to the full extent permitted by law.

     The Board of Directors also recommends that Tax-Exempt Trust shareholders repeal Article 13 of the Bylaws. Article 13 currently enumerates certain investment restrictions to which Tax-Exempt Trust is subject. As these restrictions overlap with Tax-Exempt Trust's fundamental investment restrictions, in order to modernize Tax-Exempt Trust's fundamental investment restrictions as described in Proposal 2, a majority of Tax-Exempt Trust's shares must approve a related amendment to Tax-Exempt Trust's Bylaws. Rather than amending Article 13 to reflect Tax-Exempt Trust's new investment restrictions, the Board of Directors believes that it is in the best interests of Tax-Exempt Trust's shareholders to delete Article 13 in its entirety. As described above, the 1940 Act already requires a shareholder vote to amend a fund's fundamental investment restrictions. Consequently, shareholders will continue to have significant protection against changes to Tax-Exempt Trust's fundamental investment restrictions that are not supported by Tax-Exempt Trust shareholders. However, as the 1940 Act's voting standard is at times lower than the standard in Tax-Exempt Trust's Bylaws, obtaining shareholder approval for such changes will be less difficult and costly to Tax-Exempt Trust and it will be less likely that Tax-Exempt Trust will be prevented from adjusting its restrictions in the future to respond to changes in the financial markets or in regulatory regimes. Also, there is no state or federal requirement that Tax-Exempt Trust's investment restrictions be set forth in its corporate documents, and no other Legg Mason Fund has such a provision in its bylaws.

     The Board also recommends the repeal of Article 11.02(b) of the Bylaws. This Article simply states that Articles 12 and 13 cannot be amended or repealed without a shareholder vote. If shareholders vote to eliminate Articles 12 and 13, Article 11.02(b) will be superfluous.

     In consideration of the foregoing, the Board of Directors of Tax-Exempt Trust unanimously recommends that Tax-Exempt Trust shareholders approve this Proposal. Approval of the Proposal includes approval of amendments to Tax-Exempt Trust's Bylaws to repeal Articles 11.02(b), 12 and 13 in their entirety. An affirmative vote of a majority of the outstanding shares of Tax-Exempt Trust is required for approval of this Proposal.

     Both this Proposal and the proposals within Proposal 2 that apply to Tax-Exempt Trust must be approved in order to amend certain of Tax-Exempt Trust's fundamental investment restrictions. If these Proposals are not both approved, Tax-Exempt Trust's fundamental investment restrictions will change only to the extent that they do not change the investment restrictions outlined in Article 13. In addition, if this Proposal is not approved, a shareholder vote will still be required to amend Articles 12 and 13 of Tax-Exempt Trust's Bylaws and the prohibitions of Article 12 will remain in place.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL NO. 5.

                INFORMATION ON THE FUNDS' INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP. The financial statements of the following Funds for their most recent fiscal years were audited by Ernst & Young LLP ("E&Y"), 2001 Market Street, Philadelphia, PA 19103:

          Legg Mason American Leading Companies Trust
          Legg Mason Balanced Trust
          Legg Mason Cash Reserve Trust
          Legg Mason Financial Services Fund
          Legg Mason Opportunity Trust
          Legg Mason U.S. Small Capitalization Value Trust
          Batterymarch U.S. Small Capitalization Equity Portfolio

     The Boards have selected E&Y as the independent auditors for each Fund listed above for the current fiscal year. E&Y has been the independent auditor of each of these Funds since the Fund's inception. E&Y has informed the Audit Committees for these Funds that it has no material direct or indirect financial interest in any of the Funds and that investments in the Funds by its personnel and their family members are prohibited where appropriate to maintain the auditors' independence. In the opinion of the Audit Committees, the services provided by E&Y are compatible with maintaining its independence.

     Representatives of E&Y are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

     The aggregate fees billed by E&Y for professional services rendered for the audit of the Funds' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' annual reports to shareholders were:

         Legg Mason American Leading Companies Trust                  $20,450
         Legg Mason Balanced Trust                                    $20,450
         Legg Mason Cash Reserve Trust                                $30,000
         Legg Mason Financial Services Fund                           $20,450
         Legg Mason Opportunity Trust                                 $27,500
         Legg Mason U.S. Small Capitalization Value Trust             $20,450
         Batterymarch U.S. Small Capitalization Equity Portfolio      $17,500

Financial Information Systems Design and Implementation Fees

     No fees were billed by E&Y for the most recent fiscal year for professional services rendered to the Funds, their investment advisers and all entities controlling, controlled by or under common control with such investment advisers for information technology services relating to financial information systems design and implementation.

All Other Fees

     For tax services provided to the Funds, E&Y billed the following amounts in fees for the most recent fiscal year:

         Legg Mason American Leading Companies Trust                  $3,300
         Legg Mason Balanced Trust                                    $3,300
         Legg Mason Cash Reserve Trust                                $3,000
         Legg Mason Financial Services Fund                           $3,300
         Legg Mason Opportunity Trust                                 $3,200
         Legg Mason U.S. Small Capitalization Value Trust             $3,300
         Batterymarch U.S. Small Capitalization Equity Portfolio      $3,300

     E&Y did not provide any other non-audit services to the Funds, their investment advisers, and all other entities controlling, controlled by, or under common control with the investment advisers that provide services to the Funds.

     PricewaterhouseCoopers LLP. The financial statements of the following Funds for their most recent fiscal years were audited by PricewaterhouseCoopers LLP ("PwC"), 250 West Pratt Street, Baltimore, MD 21201:

          Legg Mason Classic Valuation Fund
          Legg Mason Emerging Markets Trust
          Legg Mason Europe Fund
          Legg Mason Focus Trust
          Legg Mason High Yield Portfolio
          Legg Mason Global Income Trust
          Legg Mason International Equity Trust
          Legg Mason Investment Grade Income Portfolio
          Legg Mason Maryland Tax-Free Income Trust
          Legg Mason Pennsylvania Tax-Free Income Trust
          Legg Mason Special Investment Trust
          Legg Mason Tax-Exempt Trust
          Legg Mason Tax-Free Intermediate-Term Income Trust
          Legg Mason U.S. Government Money Market Portfolio
          Legg Mason U.S. Government Intermediate-Term Portfolio
          Legg Mason Value Trust

     The Boards have selected PwC as the independent accountants for each Fund listed above for the current fiscal year. PwC has been the independent accountants of each of these Funds since the Fund's inception. PwC has informed the Audit Committees for these Funds that it has no material direct or indirect financial interest in any of the Funds and that investments in the Funds by its personnel and their family members are prohibited where appropriate to maintain the accountants' independence. In the opinion of the Audit Committees, the services provided by PwC are compatible with maintaining its independence.

     Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

     The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' annual reports to shareholders were:

         Legg Mason Classic Valuation Fund                           $10,500
         Legg Mason Emerging Markets Trust                           $28,000
         Legg Mason Europe Fund                                      $12,000
         Legg Mason Focus Trust                                      $11,500
         Legg Mason High Yield Portfolio                             $28,000
         Legg Mason Global Income Trust                              $27,000
         Legg Mason International Equity Trust                       $27,000
         Legg Mason Investment Grade Income Portfolio                $25,400
         Legg Mason Maryland Tax-Free Income Trust                   $15,000
         Legg Mason Pennsylvania Tax-Free Income Trust               $14,000
         Legg Mason Special Investment Trust                         $23,400
         Legg Mason Tax-Exempt Trust                                 $18,000
         Legg Mason Tax-Free Intermediate-Term Income Trust          $14,000
         Legg Mason U.S. Government Money Market Portfolio           $16,600
         Legg Mason U.S. Government Intermediate-Term Portfolio      $24,900
         Legg Mason Value Trust                                      $24,900

Financial Information Systems Design and Implementation Fees

     No fees were billed by PwC for the most recent fiscal year for professional services rendered to the Funds, their investment advisers and all entities controlling, controlled by or under common control with such investment advisers for information technology services relating to financial information systems design and implementation.

All Other Fees

     For tax services provided to the Funds, PwC billed the following amounts in fees for the most recent fiscal year:

         Legg Mason Classic Valuation Fund                       $ 3,800
         Legg Mason Emerging Markets Trust                       $11,200
         Legg Mason Europe Fund                                  $ 6,200
         Legg Mason Focus Trust                                  $ 3,500
         Legg Mason High Yield Portfolio                         $ 9,000
         Legg Mason Global Income Trust                          $11,200
         Legg Mason International Equity Trust                   $11,200
         Legg Mason Investment Grade Income Portfolio            $ 9,100
         Legg Mason Maryland Tax-Free Income Trust               $ 4,200
         Legg Mason Pennsylvania Tax-Free Income Trust           $ 4,200
         Legg Mason Special Investment Trust                     $ 8,000
         Legg Mason Tax-Exempt Trust                             $ 4,900
         Legg Mason Tax-Free Intermediate-Term Income Trust      $ 4,200

         Legg Mason U.S. Government Money Market Portfolio           $4,900
         Legg Mason U.S. Government Intermediate-Term Portfolio      $9,100
         Legg Mason Value Trust                                      $8,000

     For other services provided to any of the Funds' investment advisers and all other entities controlling, controlled by, or under common control with the investment advisers that provide services to the Funds, PwC billed $1,985,000 in fees for the most recent fiscal year.

         THE FUNDS' MANAGERS, ADVISERS, ADMINISTRATORS AND DISTRIBUTOR

     Legg Mason Fund Adviser, Inc. ("LMFA") is located at 100 Light Street, Baltimore, Maryland 21202 and is a wholly owned subsidiary of Legg Mason, Inc. LMFA serves as manager to Batterymarch U.S. Small Capitalization Equity Portfolio, Legg Mason Maryland Tax-Free Income Trust, Legg Mason Pennsylvania Tax-Free Income Trust, Legg Mason Tax-Free Intermediate-Term Income Trust, Legg Mason Cash Reserve Trust, Legg Mason Classic Valuation Fund, Legg Mason Tax-Exempt Trust, Legg Mason U.S. Government Intermediate-Term Portfolio, Legg Mason Investment Grade Income Portfolio, Legg Mason High Yield Portfolio, Legg Mason U.S. Government Money Market Portfolio, Legg Mason Global Income Trust, Legg Mason Europe Fund, Legg Mason International Equity Trust, Legg Mason Emerging Markets Trust, Legg Mason Balanced Trust, Legg Mason U.S. Small-Capitalization Value Trust and Legg Mason Financial Services Fund under separate investment advisory agreements with each of these Funds. LMFA serves as administrator to Legg Mason Value Trust, Legg Mason Special Investment Trust, Legg Mason American Leading Companies Trust and Legg Mason Focus Trust pursuant to sub-administration agreements between LMFA and Legg Mason Funds Management, Inc. LMFA also serves as administrator to Legg Mason Opportunity Trust pursuant to an administrative services agreement between LMFA and LMM LLC.

     Legg Mason Funds Management, Inc. ("LMFM") is located at 100 Light Street, Baltimore, Maryland, 21202 and is a wholly owned subsidiary of Legg Mason, Inc. LMFM serves as manager and investment adviser to Legg Mason American Leading Companies Trust, Legg Mason Special Investment Trust, Legg Mason Value Trust and Legg Mason Focus Trust pursuant to separate investment advisory and management agreements with each of these Funds. LMFM also serves as sub-adviser to Legg Mason Opportunity Trust pursuant to an advisory agreement between LMM LLC and LMFM.

     Gray, Seifert & Co., Inc. ("Gray Seifert") is located at 380 Madison Avenue, New York, New York 10017 and is a wholly owned subsidiary of Legg Mason, Inc. Gray Seifert serves as investment sub-adviser to Legg Mason Financial Services Fund pursuant to a sub-advisory agreement between Gray Seifert and LMFA.

     Bartlett & Co. ("Bartlett") is located at 36 East Fourth Street, Cincinnati, Ohio 45202 and is a wholly owned subsidiary of Legg Mason, Inc. Bartlett serves as investment adviser to Legg Mason Balanced Trust pursuant to an investment advisory agreement between Bartlett and LMFA.

     Batterymarch Financial Management, Inc. ("Batterymarch") is located at 200 Clarendon Street, Boston, Massachusetts 02116 and is a wholly owned subsidiary of Legg Mason, Inc. Batterymarch serves as investment adviser to Batterymarch U.S. Small Capitalization Equity Portfolio, Legg Mason International Equity Trust and Legg Mason Emerging Markets Trust pursuant to advisory contracts between Batterymarch and LMFA.

     Brandywine Asset Management, LLC ("Brandywine") is located at 201 North Walnut Street, Wilmington, Delaware 19801 and is a wholly owned subsidiary of Legg Mason, Inc. Brandywine serves as investment adviser to Legg Mason U.S. Small-Capitalization Value Trust and Legg Mason Classic Valuation Fund, pursuant to investment advisory agreements between Brandywine and LMFA.

     Legg Mason Trust, fsb ("LM Trust") is located at 100 Light Street, Baltimore, Maryland 21202 and is a wholly owned subsidiary of Legg Mason, Inc. LM Trust serves as investment adviser to Legg Mason Tax-Exempt Trust, Legg Mason Maryland Tax-Free Income Trust, Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Tax-Free Intermediate-Term Income Trust pursuant to advisory agreements between LMFA and LM Trust.

     LMM LLC ("LMM") is located at 100 Light Street, Baltimore, Maryland 21202 and is 50% owned by Legg Mason, Inc. and 50% owned, directly or indirectly, by William H. Miller, III. LMM serves as investment adviser and manager to Legg Mason Opportunity Trust pursuant to a management agreement with the Fund.

     Lombard Odier International Portfolio Management Limited ("Lombard Odier") is located at 3 Waterhouse Square, 142 Holborn, London, England and is a wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank. Lombard Odier serves as investment sub-adviser to Legg Mason Europe Fund pursuant to a sub-advisory agreement between Lombard Odier and LMFA.

     Western Asset Management Company ("Western Asset") is located at 117 East Colorado Boulevard, Pasadena, California 91105 and is a wholly owned subsidiary of Legg Mason, Inc. Western Asset serves as investment adviser to Legg Mason Cash Reserve Trust, Legg Mason U.S. Government Intermediate-Term Portfolio, Legg Mason Investment Grade Income Portfolio, Legg Mason High Yield Portfolio, Legg Mason U.S. Government Money Market Portfolio and Legg Mason Global Income Trust pursuant to advisory agreements between Western Asset and LMFA.

     Western Asset Management Company Limited ("Western Asset Ltd.") is located at 155 Bishopsgate, London, England and is a wholly owned subsidiary of Legg Mason, Inc. Western Asset Ltd. serves as investment sub-adviser to Legg Mason Global Income Trust pursuant to a sub-advisory agreement with Western Asset. Western Asset Ltd. also serves as sub-administrator to Legg Mason Global Income Trust pursuant to a sub-administration agreement between Western Asset Ltd. and LMFA.

     Legg Mason Wood Walker, Incorporated ("LMWW") is a wholly owned subsidiary of Legg Mason, Inc. and is located at 100 Light Street, Baltimore, Maryland 21202. LMWW serves as each Fund's distributor pursuant to an underwriting agreement and is compensated for its distribution and shareholder services pursuant to each Fund's Rule 12b-1 plan.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the affected Funds.

                              SHAREHOLDER PROPOSALS

     As a general matter, the Corporations do not hold annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Corporation's shareholders should send such proposals to the appropriate Corporation at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. Proposals must be received within a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

                                By order of the Boards of Directors/Trustees,

                                /s/ Marc R. Duffy

                                Marc R. Duffy
                                Secretary

Dated: September 3, 2002

                                                                      Exhibit A

     As of August 2, 2002, the following numbers of shares were outstanding with respect to each Fund:

                                                                            Financial
                                             Primary      Institutional   Intermediary                    Total --
                                              Class           Class           Class       Class A        All Classes
                                         ---------------- --------------- -------------- ----------- ----------------
American Leading Companies Trust             29,241,510         554,465           None         None        29,795,975
Balanced Trust                                3,367,709          36,039      2,325,475         None         5,729,223
Batterymarch U.S. Small Capitalization       16,064,084            None           None         None        16,064,084
 Equity Portfolio
Cash Reserve Trust                        2,428,615,104            None           None         None     2,428,615,104
Classic Valuation Fund                        7,057,309          15,909           None         None         7,073,218
Emerging Markets Trust                        6,473,139            None           None         None         6,473,139
Europe Fund                                   1,512,636          96,578           None    1,892,248       3,501,462
Financial Services Fund                       3,562,015            None           None      759,357       4,321,372
Focus Trust                                   6,089,371            None           None         None         6,089,371
Global Income Trust                           4,895,182            None           None         None         4,895,182
High Yield Portfolio                         20,409,300         300,564           None         None        20,709,864
International Equity Trust                   10,623,472          29,543           None         None        10,653,015
Investment Grade Income Portfolio            29,666,415         290,011           None         None        29,956,426
Maryland Tax-Free Income                     10,061,543            None           None         None        10,061,543
Opportunity Trust                           180,356,091       3,777,175           None         None       184,133,266
Pennsylvania Tax-Free Income Trust            4,412,913            None           None         None         4,412,913
Special Investment Trust                     68,349,819       2,743,694           None         None        71,093,513
Tax-Exempt Trust                            464,045,608            None           None         None       464,045,608
Tax-Free Intermediate-Term Income             3,975,834            None           None         None         3,975,834
 Trust
U.S. Government Intermediate-Term            34,263,512         872,391           None         None        35,135,903
 Portfolio
U.S. Government Money Market                526,364,806            None           None         None       526,364,806
 Portfolio
U.S. Small-Capitalization Value Trust        17,503,292         598,048           None         None        18,101,340
Value Trust                                 184,378,068      32,918,579      4,314,740         None       221,611,387

                                                                       Exhibit B

                             PRINCIPAL SHAREHOLDERS

     To the Funds' knowledge as of August 2, 2002, the following are all of the record and beneficial owners of more than 5% of the outstanding shares of any class of each Fund.

     Unless otherwise indicated, each of the shareholders listed below may be contacted c/o the respective Fund at 100 Light Street, 23rd Fl., Baltimore, Maryland 21202, Attn: Fund Secretary.

                                                                           Number of
                                                                          Shares Owned    Percentage of
                                                                        Beneficially or   Class of the
Fund                                  Name and Address of Owner            of Record       Fund Owned
----------------------------- ---------------------------------------- ----------------- --------------
Institutional Class
Legg Mason American Leading   Legg Mason Wood Walker, Inc.                  553,410           99.81%
 Companies Trust              Deferred Comp
                              C/O Brian Becker LM Profit Sharing Plan
                              PO Box 1476
                              Baltimore, MD 21203-1476

Legg Mason Balanced Trust     Robert A. Schriber MD Inc.                     16,294           45.21%
                              Profit Sharing Plan 1987

                              Kevin M Reid DO Inc.                           14,192           39.38%
                              Defined Contribution
                              Pension Plan

                              Legg Mason Trust TTEE                           3,404            9.45%
                              Gottesman Family Trust
                              100 Light Street
                              Baltimore, MD 21202-1036

                              Legg Mason Trust TTEE                           2,148            5.96%
                              Gottesman Marital Trust
                              100 Light Street
                              Baltimore, MD 21202-1036

Legg Mason Classic            Vanguard Fiduciary Trust Co.                   15,909          100.00%
 Valuation Fund               PO Box 2600 VM 613
                              Attn: Outside Funds
                              Valley Forge, PA 19482-2600

Legg Mason Europe Fund        Band & Co.                                     36,429           37.72%
                              C/O Firstar Bank
                              PO Box 1787
                              Milwaukee, WI 53201-1787

                              Legg Mason Wood Walker, Inc.                   20,529           21.26%
                              Deferred Comp
                              C/O Brian Becker LM Profit Sharing Plan
                              PO Box 1476
                              Baltimore, MD 21203-1476

                              Robert A. Schriber MD Inc.                      8,362            8.66%
                              Profit Sharing Plan 1987

                                                                               Number of
                                                                              Shares Owned    Percentage of
                                                                            Beneficially or   Class of the
Fund                                      Name and Address of Owner            of Record       Fund Owned
--------------------------------- ---------------------------------------- ----------------- --------------
                                  Debra M. Hardy-Havens TTEE                       5,908           6.12%
                                  Capitol Associates Inc.
                                  Mon Pur Pen PL DTD 1/1/90

                                  LMWW Custodian                                   5,515           5.71%
                                  FBO Harold C. Murrer
                                  Rollover IRA

Legg Mason High Yield Portfolio   Legg Mason Wood Walker, Inc.                   255,455          84.98%
                                  Deferred Comp
                                  C/O Brian Becker LM Profit Sharing Plan
                                  PO Box 1476
                                  Baltimore, MD 21203-1476

                                  Loyola Blakefield                               38,212          12.72%

Legg Mason International          Legg Mason Wood Walker, Inc.                    29,543         100.00%
 Equity Trust                     Deferred Comp
                                  C/O Brian Becker LM Profit Sharing Plan
                                  PO Box 1476
                                  Baltimore, MD 21203-1476

Legg Mason Investment             Legg Mason Wood Walker, Inc.                   207,991          71.69%
 Grade Income Portfolio           Deferred Comp
                                  C/O Brian Becker LM Profit Sharing Plan
                                  PO Box 1476
                                  Baltimore, MD 21203-1476

                                  Legg Mason Trust FSB                            82,099          28.31%
                                  TTEE of the Frank & Shirley
                                  Nicolai Charitable Remainder Unitrust
                                  DTD 5/14/00

Legg Mason Opportunity Trust      Legg Mason Wood Walker, Inc.                 3,414,843          90.40%
                                  Deferred Comp
                                  C/O Brian Becker LM Profit Sharing Plan
                                  PO Box 1476
                                  Baltimore, MD 21203-1476

                                  William H. Miller III & Leslie J.W.            312,028           8.27%
                                  Miller

Legg Mason Special                Legg Mason Wood Walker, Inc.                 2,253,965          82.15%
 Investment Trust                 Deferred Comp
                                  C/O Brian Becker LM Profit Sharing Plan
                                  PO Box 1476
                                  Baltimore, MD 21203-1476

                                  Boston Safe Deposit and Trust                  279,679          10.19%
                                  Company as Trustee for the TWA Pilots
                                  DAP/401K Plan

                                                                                 Number of
                                                                                Shares Owned    Percentage of
                                                                              Beneficially or   Class of the
Fund                                       Name and Address of Owner             of Record       Fund Owned
---------------------------------- ----------------------------------------- ----------------- --------------
Legg Mason U.S. Government         Legg Mason Wood Walker, Inc.                    699,155          80.14%
 Intermediate-Term Portfolio       Deferred Comp
                                   C/O Brian Becker LM Profit Sharing Plan
                                   PO Box 1476
                                   Baltimore, MD 21203-1476

                                   Legg Mason Trust FSB                            149,963          17.19%
                                   TTEE of the Frank & Shirley
                                   Nicolai Charitable Remainder Unitrust
                                   DTD 5/14/00

Legg Mason U.S. Small-             Legg Mason Wood Walker, Inc.                    585,996          97.97%
 Capitalization Value Trust        Deferred Comp
                                   C/O Brian Becker LM Profit Sharing Plan
                                   PO Box 1476
                                   Baltimore, MD 21203-1476

Legg Mason Value Trust             Fidelity Investments Inst. Oper. Co. As       4,625,175          14.05%
                                   Agent for Certain Employee Benefit Plans
                                   100 Magellan Way
                                   Covington, KY 41015-1999

                                   Chase Manhattan Bank                          3,429,886          10.42%
                                   FBO ADP Retirement and Savings Plan
                                   4 New York Plz #2
                                   New York, NY 10004-2413

                                   Charles Schwab & Co, Inc.                     2,966,615           9.01%
                                   Special Custody Account
                                   Benefit of Customers
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4122

                                   Legg Mason Wood Walker, Inc.                  3,187,242           9.68%
                                   Deferred Comp.
                                   C/O Brian Becker LM Profit Sharing Plan
                                   PO Box 1476
                                   Baltimore, MD 21203-1476

Batterymarch U.S. Small            City & County of Denver Water Board           1,791,573          11.15%
 Capitalization Equity Portfolio   Commissioners TTEE
                                   Employee's Retirement Plan

                                   STRAFE & Co.                                  1,771,768          11.03%
                                   FAO Childrens Custody

                                   Acuity, A Mutual Insurance Co.                1,583,499           9.86%

                                   Welfare Foundation, Inc.                      1,044,182           6.50%

                                                                            Number of
                                                                           Shares Owned    Percentage of
                                                                         Beneficially or   Class of the
Fund                                  Name and Address of Owner             of Record       Fund Owned
----------------------------- ----------------------------------------- ----------------- --------------
Financial Intermediary Class
Legg Mason Balanced Trust     EMJAYCO                                         125,367           5.39%
                              FBO American Micro Products
                              401K Plan #90486
                              PO Box 17909
                              Milwaukee, WI 53217

Legg Mason Value Trust        Fidelity Investments Inst. Oper. Co. As       2,108,604          48.87%
                              Agent for Certain Employee Benefit Plans
                              100 Magellan Way
                              Covington, KY 41015-1999

                              Great-West Life & Annuity                       736,617          17.07%
                              Client Plans FFII

                              Key Trust Company                               264,958           6.14%
                              Lubrizol Employees
                              Profit Sharing & Savings Plan

Class A
Legg Mason Europe Fund        Charles Schwab & Co, Inc.                       154,713           8.18%
                              C/O ADP Proxy Services
                              101 Montgomery Street
                              San Francisco, CA 94101

                              EMJAYCO                                         113,419           5.99%
                              FBO American Micro Products
                              PO Box 17909
                              Milwaukee, WI 53217

Legg Mason Financial          Neuberger Berman LLC                            440,479          58.01%
 Services Fund                55 Water St FL 27
                              New York, NY 10041-0001

                              KINCO & CO                                       51,147           6.74%
                              C/O Republic National Bank
                              1 Hanson PL Lower Level
                              Brooklyn, NY 11243-2907

Primary Class
Legg Mason Classic            Manu Kumar                                      397,408           5.63%
 Valuation Fund

                                                                       Exhibit C

         THE FUNDS' FUNDAMENTAL INVESTMENT OBJECTIVES AND RESTRICTIONS

LEGG MASON FOCUS TRUST, INC.

Current Fundamental Investment Objective: Maximum long-term capital appreciation with minimum long-term risk to principal. (Proposal 3)

Current Fundamental Investment Restrictions. Focus Trust may not:

 1. Borrow money or issue senior securities, except that the fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 5% of the value of the total assets of the fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required (Proposals 2-A and 2-D);

 2. Act as an underwriter of securities, except that, in connection with the disposition of a security, the fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933 (Proposal 2-B);

 3. Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the fund's investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers (Proposal 2-C);

 4. Purchase or sell real estate (but this restriction shall not prevent the fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases (Proposals 2-E and 2-L);

 5. Purchase or sell commodities or commodity contracts (Proposal 2-F);

 6. Invest more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of issuers whose principal business activities are in the same industry. For this purpose, "industry" does not include the U.S. Government, its agencies or instrumentalities (Proposal 2-G);

 7. Purchase the securities of any one issuer if, immediately after such purchase, the fund would own more than 25% of the outstanding voting securities of such issuer (Proposal 2-H);

 8. Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions (Proposals 2-J and 2-K);

 9. Make investments in securities for the purpose of exercising control (Proposal 2-M);

10. Invest in puts, calls, straddles or combinations thereof (Proposal 2-O);

11. Purchase securities of issuers having less than three years' continuous operation, if such purchase would cause the value of the fund's investments in all such issuers to exceed 5% of the value of its total assets. Such three-year periods shall include the operation of any predecessor company or companies (Proposal 2-P); and

12. Participate on a joint or joint and several basis in any securities trading account (Proposal 2-S).

LEGG MASON GLOBAL TRUST, INC.

Europe Fund

Current Fundamental Investment Objective: Long-term growth of capital (Proposal
3).

Current Fundamental Investment Restrictions. Europe Fund may not:

 1. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the fund's total assets at the time when the borrowing is made. The fund will not borrow money in excess of 15% of the total value of its assets (including the amount borrowed) less its liabilities (not including its borrowings), and will not purchase securities at any time when borrowings exceed 5% of its total assets (Proposal 2-A);

 2. Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the fund may be deemed an underwriter under certain federal securities laws (Proposal 2-B);

 3. Lend money to other persons except through the use of publicly distributed debt obligations and the entering into of repurchase agreements consistent with its investment policies (Proposal 2-C);

 4. Issue senior securities except to evidence borrowings permitted by limitation (1) above (Proposal 2-D);

 5. Purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate or to securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. This limitation does not preclude the fund from investing in mortgage-related securities or investing directly in mortgages (Proposal 2-E);

 6. Purchase, hold or deal in commodities or commodities futures contracts except as described in this Statement of Additional Information. This does not preclude the fund from investing in futures contracts, put and call options on foreign currencies or forward currency exchange contracts (Proposal 2-F);

 7. Invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto (Proposal 2-G);

 8. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities), if as a result (a) more than 25% of the value of the fund's total assets would then be invested in securities of any single issuer, or (b) as to 75% of the value of the fund's total assets (i) more than 5% of the value of the fund's total assets would then be invested in securities of any single issuer, or (ii) the fund would own more than 10% of the voting securities of any single issuer. For purposes of this limitation, the fund will treat both the corporate borrower and the financial intermediary as issuers of a loan participation interest (Proposal 2-H);

 9. Purchase securities for which there are legal restrictions on resale and other securities that are not readily marketable if as a result of such purchase more than 15% of the value of the fund's net assets would be invested in such securities, provided that securities that are not subject to restrictions on resale in the country in which they are principally traded are not considered subject to this restriction (Proposal 2-I);

10. Make short sales of securities or maintain a short position in any security (Proposal 2-J);

11. Purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques (including foreign currency exchange contracts) (Proposal 2-K);

12. Invest in oil, gas, mineral exploration or development programs, except that the fund may invest in issuers which invest in such programs (Proposal 2-L);

13. Purchase any security if as a result the fund would have more than 5% of its net assets invested in securities of companies which together with any predecessors have been in continuous operation for less than three years (Proposal 2-P); and

14. Invest more than 5% of its net assets in warrants issued by U.S. entities, provided that no more than 2% of its net assets will be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange; except that these limitations are not applicable to warrants issued by non-U.S. issuers (Proposal 2-T).

Emerging Markets Trust

Current Fundamental Investment Objective: Long-term capital appreciation (Proposal 3).

Current Fundamental Investment Restrictions. Emerging Markets Trust may not:

 1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 33-1/3% of the total assets (including borrowings), less liabilities (exclusive of borrowings), of the fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets) (Proposal 2-A);

 2. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted by the 1940 Act (Proposal
    2-D);

 5. Buy or hold any real estate other than instruments secured by real estate or interests therein (Proposal 2-E);

 6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies; futures contracts on currencies, securities or securities indexes, options on currencies, securities, and securities indexes; and options on interest rate and currency futures contracts (Proposal 2-F);

 7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto (Proposal 2-G); and

 8. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (other than, in each case, cash items, securities of the U.S. Government, its agencies and instrumentalities, and securities issued by other investment companies) (Proposal 2-H).

Global Income Trust

Current Fundamental Investment Objective: Current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk (Proposal 3).

Current Fundamental Investment Restrictions. Global Income Trust may not:

 1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 33-1/3% of the total assets, including borrowings, less liabilities exclusive of borrowings, of the fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets) (Proposal 2-A);

 2. Underwrite the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended, ("1933 Act") in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, loans, loan participations and advances in connection therewith or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act") (Proposal 2-D);

 5. Buy or hold any real estate other than instruments secured by real estate or interests therein (Proposal 2-E);

 6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies and securities indexes and options on interest rate and currency futures contracts (Proposal 2-F); and

 7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto (Proposal 2-G).

International Equity Trust

Current Fundamental Investment Objective: Maximum long-term total return (Proposal 3).

Current Fundamental Investment Restrictions. International Equity Trust may not:

 1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 33-1/3% of the total assets (including borrowings), less liabilities (exclusive of borrowings), of the fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets) (Proposal 2-A);

 2. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted by the 1940 Act (Proposal
    2-D);

 5. Buy or hold any real estate other than instruments secured by real estate or interests therein (Proposal 2-E);

 6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies; futures contracts on currencies, securities or securities indexes, options on currencies, securities, and securities indexes; and options on interest rate and currency futures contracts (Proposal 2-F);

 7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto (Proposal 2-G); and

 8. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (other than, in each case, cash items, securities of the U.S. Government, its agencies and instrumentalities, and securities issued by other investment companies) (Proposal 2-H).

LEGG MASON INCOME TRUST, INC.

High Yield Portfolio

Current Fundamental Investment Objective: High current income and, secondarily, capital appreciation (Proposal 3).

Current Fundamental Investment Restrictions. High Yield Portfolio may not:

 1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed
    5% of the value of its total assets at the time of borrowing (Proposal
    2-A);

 2. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted under the 1940 Act (Proposal 2-D);

 5. Buy or hold any real estate; provided, however, that instruments secured by real estate or interests therein are not subject to this limitation (Proposal 2-E);

 6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts, and may enter into swap agreements (Proposal 2-F);

 7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto (Proposal 2-G); and

 8. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer (Proposal 2-H).

Investment Grade Income Portfolio

Current Fundamental Investment Objective: High level of current income through investment in a diversified portfolio of debt securities (Proposal 3).

Current Fundamental Investment Restrictions. Investment Grade Income Portfolio may not:

 1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing (Proposal 2-A);

 2. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of restricted securities or the purchase of securities either directly from the issuer or from an underwriter for an issuer, each fund may be deemed to be an underwriter (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended ("1940 Act") (Proposal 2-D);

 5. Purchase or sell real estate, except that each fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein (Proposal 2-E);

 6. Purchase or sell commodities and commodity contracts, except that each fund may purchase or sell options, interest rate futures contracts and options on interest rate futures contracts (Proposal 2-F);

 7. Invest 25% or more of its total assets (taken at market value) in any one industry (Proposal 2-G);

 8. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or buy more than 10% of the voting securities or more than 10% of all the securities of any issuer (Proposal 2-H);

 9. Make short sales of securities unless at all times while a short position is open the fund maintains a long position in the same security in an amount at least equal thereto; provided, however, that the fund may purchase or sell futures contracts, and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts (Proposal 2-J);

10. Purchase securities on "margin," except that each fund may make margin deposits in connection with its use of options, interest rate futures contracts and options on interest rate futures contracts (Proposal 2-K);

11. Purchase or sell interests in oil and gas or other mineral exploration or development programs (Proposal 2-L);

12. Mortgage, pledge or hypothecate any of its assets, except to collateralize permitted borrowings up to 5% of the value of its total assets at the time of borrowing; provided, that the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge; and provided further, that deposit of initial margin or the payment of variation margin in connection with the purchase or sale of futures contracts or of options on futures contracts shall not be deemed to constitute pledging assets (Proposal 2-Q); and

13. Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of a fund's total assets (taken at market value) would be invested in such securities (Proposal 2-R).

U.S. Government Intermediate-Term Portfolio

Current Fundamental Investment Objective: High current income consistent with prudent investment risk and liquidity needs (Proposal 3).

Current Fundamental Investment Restrictions. U.S. Government Intermediate-Term Portfolio may not:

 1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing (Proposal 2-A);

 2. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of restricted securities or the purchase of securities either directly from the issuer or from an underwriter for an issuer, each fund may be deemed to be an underwriter (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended ("1940 Act") (Proposal 2-D);

 5. Purchase or sell real estate, except that each fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein (Proposal 2-E);

 6. Purchase or sell commodities and commodity contracts, except that each fund may purchase or sell options, interest rate futures contracts and options on interest rate futures contracts (Proposal 2-F);

 7. Invest 25% or more of its total assets (taken at market value) in any one industry (Proposal 2-G);

 8. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or buy more than 10% of the voting securities or more than 10% of all the securities of any issuer (Proposal 2-H);

 9. Make short sales of securities unless at all times while a short position is open the fund maintains a long position in the same security in an amount at least equal thereto; provided, however, that the fund may purchase or sell futures contracts, and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts (Proposal 2-J);

10. Purchase securities on "margin," except that each fund may make margin deposits in connection with its use of options, interest rate futures contracts and options on interest rate futures contracts (Proposal 2-K);

11. Purchase or sell interests in oil and gas or other mineral exploration or development programs (Proposal 2-L);

12. Mortgage, pledge or hypothecate any of its assets, except to collateralize permitted borrowings up to 5% of the value of its total assets at the time of borrowing; provided, that the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge; and provided further, that deposit of initial margin or the payment of variation margin in connection with the purchase or sale of futures contracts or of options on futures contracts shall not be deemed to constitute pledging assets (Proposal 2-Q); and

13. Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of a fund's total assets (taken at market value) would be invested in such securities (Proposal 2-R).

U.S. Government Money Market Portfolio

Current Fundamental Investment Objective: High current income consistent with liquidity and conservation of principal (Proposal 3).

Current Fundamental Investment Restrictions. U.S. Government Money Market Portfolio may not:

 1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing. (Although not a fundamental policy subject to shareholder approval, the fund intends to repay any money borrowed before any additional portfolio securities are purchased) (Proposal 2-A);

 2. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of restricted securities or the purchase of securities either directly from the issuer or from an underwriter for an issuer, the fund may be deemed to be an underwriter (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness, entry into repurchase agreements or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted under the 1940 Act (Proposal 2-D);

 5. Purchase or hold real estate, except that the fund may invest in securities collateralized by real estate or interests therein (Proposal 2-E);

 6. Purchase or sell commodities and commodity contracts (Proposal 2-F);

 7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto (Proposal 2-G);

 8. Make short sales of securities unless at all times while a short position is open the fund maintains a long position in the same security in an amount at least equal thereto (Proposal 2-J);

 9. Purchase securities on "margin" except that the fund may obtain such credits as may be necessary for clearing the purchases and sales of securities (Proposal 2-K);

10. Purchase or sell interests in oil and gas or other mineral exploration or development programs (Proposal 2-L); and

11. Mortgage, pledge or hypothecate any of its assets, except to collateralize permitted borrowings up to 5% of the value of its total assets at the time of borrowing (Proposal 2-Q).

LEGG MASON INVESTMENT TRUST, INC.

Opportunity Trust

Current Fundamental Investment Objective: Long-term growth of capital (Proposal
3).

Current Fundamental Investment Restrictions. Opportunity Trust may not:

 1. Borrow money, except that the fund may borrow money in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) (Proposal 2-A);

 2. Engage in the business of underwriting the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of a portfolio security (Proposal 2-B);

 3. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements (Proposal 2-C);

 4. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended ("1940 Act") (Proposal 2-D);

 5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business) (Proposal 2-E);

 6. Purchase or sell physical commodities; however, this policy shall not prevent the fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments (Proposal 2-F); and

 7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto (Proposal 2-G).

LEGG MASON INVESTORS TRUST, INC.

American Leading Companies

Current Fundamental Investment Objective: Long-term capital appreciation and current income consistent with prudent investment risk (Proposal 3).

Current Fundamental Investment Restrictions. American Leading Companies may not:

 1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowings. (Although not a fundamental policy subject to shareholder approval, the fund will repay any money borrowed before any portfolio securities are purchased) (Proposal 2-A);

 2. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted under the 1940 Act (Proposal 2-D);

 5. Buy or hold any real estate; provided, however, that instruments secured by real estate or interests therein are not subject to this limitation (Proposal 2-E);

 6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts (Proposal 2-F);

 7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto (Proposal 2-G); and

 8. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer (Proposal 2-H).

Balanced Trust

Current Fundamental Investment Objective: Long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk (Proposal 3).

Current Fundamental Investment Restrictions. Balanced Trust may not:

 1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowings. (Although not a fundamental policy subject to shareholder approval, the fund will repay any money borrowed before any portfolio securities are purchased) (Proposal 2-A);

 2. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted under the 1940 Act (Proposal 2-D);

 5. Buy or hold any real estate; provided, however, that instruments secured by real estate or interests therein are not subject to this limitation (Proposal 2-E);

 6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts (Proposal 2-F);

 7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto (Proposal 2-G); and

 8. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer (Proposal 2-H).

Financial Services Fund

Current Fundamental Investment Objective: Long-term growth of capital (Proposal
3).

Current Fundamental Investment Restrictions. Financial Services Fund may not:

 1. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the fund's total assets at the time when the borrowing is made (Proposal 2-A);

 2. Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the fund may be deemed an underwriter under certain federal securities laws (Proposal 2-B);

 3. Make loans to other persons, except (a) by loaning portfolio securities,
    (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, or (d) through direct investments in mortgages. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities (Proposal 2-C);

 4. Issue senior securities, except as permitted under the 1940 Act (Proposal 2-D);

 5. Purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate or to securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. This limitation does not preclude the fund from investing in mortgage-related securities or investing directly in mortgages (Proposal 2-E);

 6. Purchase, hold or deal in commodities or commodities futures contracts, except that the fund may purchase or sell forward currency contracts (Proposal 2-F);

 7. Invest more than 25% of its total assets in a particular industry other than the financial services industry (Proposal 2-G);

 8. Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of its total assets to be invested in cash and cash items (including receivables), securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, securities of other investment companies, other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer (Proposal 2-H); and

 9. Purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques (including foreign exchange contracts) (Proposal 2-K).

U.S. Small-Capitalization Value Trust

Current Fundamental Investment Objective: Long-term capital appreciation (Proposal 3).

Current Fundamental Investment Restrictions. U.S. Small-Capitalization Value Trust may not:

 1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowings. (Although not a fundamental policy subject to shareholder approval, the fund will repay any money borrowed before any portfolio securities are purchased) (Proposal 2-A);

 2. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted under the 1940 Act (Proposal 2-D);

 5. Buy or hold any real estate; provided, however, that instruments secured by real estate or interests therein are not subject to this limitation (Proposal 2-E);

 6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts (Proposal 2-F);

 7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto (Proposal 2-G); and

 8. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer (Proposal 2-H).

LEGG MASON LIGHT STREET TRUST, INC.

Classic Valuation Fund

Current Fundamental Investment Objective: Long-term growth of capital (Proposal
3).

Current Fundamental Investment Restrictions. Classic Valuation Fund may not:

 1. Borrow money, except that the fund may borrow money in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) (Proposal 2-A);

 2. Underwrite the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security (Proposal 2-B);

 3. Lend any security or make any loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements (Proposal 2-C);

 4. Issue senior securities, except as permitted under the 1940 Act (Proposal 2-D);

 5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business) (Proposal 2-E);

 6. Purchase or sell physical commodities; however, this policy shall not prevent the fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments (Proposal 2-F);

 7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto (Proposal 2-G); and

 8. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer (Proposal 2-H).

LEGG MASON TAX-EXEMPT TRUST, INC.

Current Fundamental Investment Objective: High current income exempt from federal income tax, preservation of capital, and maintenance of liquidity (Proposal 3).

Current Fundamental Investment Restrictions. Tax-Exempt Trust may not:

 1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 10% of the value of the total assets of the fund; provided that borrowings in excess of 5% of such value will be only from banks, and the fund will not purchase portfolio securities while its borrowings exceed 5% (interest paid on borrowed money would reduce income to the fund) (Proposal 2-A);

 2. Underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act") (Proposal 2-D);

 5. Buy or hold any real estate other than municipal bonds secured by real estate or interests therein (Proposal 2-E);

 6. Buy or hold any commodity or commodity futures contracts, or any oil, gas or mineral exploration or development program (Proposal 2-F);

 7. Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. State or local governments or subdivisions thereof are not considered members of any industry for purposes of this limitation (Proposal 2-G);

 8. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the fund's total asset value would be invested in such issuer, except that up to 25% of the fund's total asset value may be invested without regard to such 5% limitation (Proposal 2-H);

 9. Buy securities which have legal or contractual restrictions on resale, if the purchase causes more than 10% of the fund's assets to be invested in illiquid securities and repurchase agreements maturing in more than seven days (Proposal 2-I);

10. Buy securities on "margin" or make "short" sales of securities (Proposals 2-J and 2-K);

11. Write or purchase put or call options, except to the extent that securities subject to stand-by commitments may be purchased as set forth under "Investment Strategies and Risks" in this Statement of Additional Information ("SAI") (Proposal 2-O);

12. Invest more than 5% of its total assets in securities of issuers which, including their predecessors, have been in operation for less than three years (Proposal 2-P);

13. Mortgage or pledge any of the fund's assets, except to the extent, up to a maximum of 10% of the value of its total assets, necessary to secure borrowings permitted by paragraph 1 (Proposal 2-Q);

14. Buy securities issued by any other investment company, except in connection with a merger, consolidation, acquisition or reorganization (Proposal
    2-R); and

15. Purchase common stocks, preferred stocks, warrants, or other equity securities (Proposal 2-T).

LEGG MASON TAX-FREE INCOME FUND

Maryland Tax-Free Income Trust

Current Fundamental Investment Objective: A high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital (Proposal 3).

Current Fundamental Investment Restrictions. Maryland Tax-Free Income Trust may not:

 1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of the total assets of the fund; provided that borrowings, including reverse repurchase agreements, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements, exceed 5% of its total assets) (Proposal 2-A);

 2. Underwrite the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that the Trust may issue separate series of shares in accordance with its Declaration of Trust (Proposal 2-D);

 5. Buy or hold any real estate other than municipal bonds secured by real estate or interests therein (Proposal 2-E);

 6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell interest rate futures contracts, options on securities indexes and options on interest rate futures contracts Proposal 2-F);

 7. Invest 25% or more of its total assets in the securities of issuers in any one industry, provided that this limitation does not apply to (a) obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or repurchase agreements thereon; (b) Pennsylvania municipal obligations for Pennsylvania Tax-Free and Maryland municipal obligations for Maryland Tax-Free; and (c) municipal obligations for Tax-Free Intermediate. For the purpose of this restriction, private activity bonds issued by non-governmental users will not be considered municipal obligations (Proposal 2-G);

 8. Make short sales of securities or maintain a short position, except that the fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box" (although not a fundamental policy, the fund does not intend to make short sales in excess of 5% of its assets during the coming year) (Proposal 2-J);

 9. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with the use of interest rate futures contracts and options on interest rate futures contracts (Proposal 2-K); and

10. Purchase or sell any oil, gas or mineral exploration or development programs (Proposal 2-L).

Pennsylvania Tax-Free Income Trust

Current Fundamental Investment Objective: A high level of current income exempt from federal income tax and Pennsylvania personal income tax consistent with prudent investment risk and preservation of capital (Proposal 3).

Current Fundamental Investment Restrictions. Pennsylvania Tax-Free Income Trust may not:

 1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of the total assets of the fund; provided that borrowings, including reverse repurchase agreements, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements, exceed 5% of its total assets) (Proposal 2-A);

 2. Underwrite the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that the Trust may issue separate series of shares in accordance with its Declaration of Trust (Proposal 2-D);

 5. Buy or hold any real estate other than municipal bonds secured by real estate or interests therein (Proposal 2-E);

 6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell interest rate futures contracts, options on securities indexes and options on interest rate futures contracts (Proposal 2-F);

 7. Invest 25% or more of its total assets in the securities of issuers in any one industry, provided that this limitation does not apply to (a) obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or repurchase agreements thereon; (b) Pennsylvania municipal obligations for Pennsylvania Tax-Free and Maryland municipal obligations for Maryland Tax-Free; and (c) municipal obligations for Tax-Free Intermediate. For the purpose of this restriction, private activity bonds issued by non-governmental users will not be considered municipal obligations (Proposal 2-G);

 8. Make short sales of securities or maintain a short position, except that the fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box" (although not a fundamental policy, the fund does not intend to make short sales in excess of 5% of its assets during the coming year) (Proposal 2-J);

 9. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with the use of interest rate futures contracts and options on interest rate futures contracts (Proposal 2-K); and

10. Purchase or sell any oil, gas or mineral exploration or development programs (Proposal 2-L).

Tax-Free Intermediate-Term Income Trust

Current Fundamental Investment Objective: A high level of current income exempt from federal income tax, consistent with prudent investment risk (Proposal 3).

Current Fundamental Investment Restrictions. Tax-Free Intermediate-Term Income Trust may not:

 1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of the total assets of the fund; provided that borrowings, including reverse repurchase agreements, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements, exceed 5% of its total assets) (Proposal 2-A);

 2. Underwrite the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that the Trust may issue separate series of shares in accordance with its Declaration of Trust (Proposal 2-D);

 5. Buy or hold any real estate other than municipal bonds secured by real estate or interests therein (Proposal 2-E);

 6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell interest rate futures contracts, options on securities indexes and options on interest rate futures contracts (Proposal 2-F);

 7. Invest 25% or more of its total assets in the securities of issuers in any one industry, provided that this limitation does not apply to (a) obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or repurchase agreements thereon; (b) Pennsylvania municipal obligations for Pennsylvania Tax-Free and Maryland municipal obligations for Maryland Tax-Free; and (c) municipal obligations for Tax-Free Intermediate. For the purpose of this restriction, private activity bonds issued by non-governmental users will not be considered municipal obligations (Proposal 2-G);

 8. Make short sales of securities or maintain a short position, except that the fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box" (although not a fundamental policy, the fund does not intend to make short sales in excess of 5% of its assets during the coming year) (Proposal 2-J);

 9. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with the use of interest rate futures contracts and options on interest rate futures contracts (Proposal 2-K); and

10. Purchase or sell any oil, gas or mineral exploration or development programs (Proposal 2-L).

LEGG MASON SPECIAL INVESTMENT TRUST, INC.

Current Fundamental Investment Objective: Capital appreciation (Proposal 3).

Current Fundamental Investment Restrictions. Special Investment Trust may not:

 1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes, in an aggregate amount not to exceed 10% of the value of the total assets of the respective fund at the time of borrowing; provided that borrowings, including reverse repurchase agreements, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, each fund will not purchase securities if borrowings, including reverse purchase agreements, exceed 5% of its total assets) (Proposal 2-A);

 2. Underwrite the securities of other issuers, except insofar as each fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended ("1940 Act") (Proposal 2-D);

 5. Purchase or sell real estate, except that each fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein (as a non-fundamental policy changeable without a shareholder vote, each fund will not purchase or sell interests in real estate limited partnerships) (Proposal 2-E);

 6. Purchase or sell commodities and commodity contracts, but this limitation shall not prevent each fund from purchasing or selling options and futures contracts (Proposal 2-F);

 7. Invest 25% or more of its total assets (taken at market value) in any one industry (Proposal 2-G);

 8. With respect to 75% of total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer (Proposal 2-H);

 9. Make short sales of securities or maintain a short position, except that each fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box" (Proposal 2-J); and

10. Purchase securities on "margin", except for short-term credits necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with the use of futures contracts and options on futures contracts (Proposal 2-K).

LEGG MASON VALUE TRUST, INC.

Current Fundamental Investment Objective: Long-term growth of capital (Proposal
3).

Current Fundamental Investment Restrictions. Value Trust may not:

 1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes, in an aggregate amount not to exceed 10% of the value of the total assets of the respective fund at the time of borrowing; provided that borrowings, including reverse repurchase agreements, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, each fund will not purchase securities if borrowings, including reverse purchase agreements, exceed 5% of its total assets) (Proposal 2-A);

 2. Underwrite the securities of other issuers, except insofar as each fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of a portfolio security (Proposal 2-B);

 3. Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans (Proposal 2-C);

 4. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended ("1940 Act") (Proposal 2-D);

 5. Purchase or sell real estate, except that each fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein (as a non-fundamental policy changeable without a shareholder vote, each fund will not purchase or sell interests in real estate limited partnerships) (Proposal 2-E);

 6. Purchase or sell commodities and commodity contracts, but this limitation shall not prevent each fund from purchasing or selling options and futures contracts (Proposal 2-F);

 7. Invest 25% or more of its total assets (taken at market value) in any one industry (Proposal 2-G);

 8. With respect to 75% of total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer (Proposal 2-H);

 9. Make short sales of securities or maintain a short position, except that each fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box" (Proposal 2-J); and


10. Purchase securities on "margin", except for short-term credits necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with the use of futures contracts and options on futures contracts (Proposal 2-K).

LEGG MASON CASH RESERVE TRUST

Current Fundamental Investment Objective: Stability of principal and current income consistent with stability of principal (Proposal 3).

Current Fundamental Investment Restrictions. Cash Reserve Trust may not:

 1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or is advantageous (Proposal 2-A);

    Interest paid on borrowed funds will not be available for investment. The fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements (Proposal 2-A);

 2. Engage in underwriting of securities issued by others (Proposal 2-B);

 3. Lend any of its assets, except that it may purchase or hold money market instruments, including repurchase agreements and variable amount demand master notes, permitted by its investment objective and policies (Proposal 2-C);

 4. Issue senior securities, except as permitted by the investment objective and policies and investment limitations of the fund (Proposal 2-D);

 5. Invest in commodities, commodity contracts, oil, gas, or other mineral programs, or real estate, except that it may purchase money market instruments issued by companies that invest in or sponsor such interests (Proposals 2-E, 2-F and 2-L);

 6. Purchase money market instruments if, as a result of such purchase, more than 25% of the value of its total assets would be invested in any one industry. However, investing in domestic bank instruments (such as time and demand deposits and certificates of deposit), U.S. Government obligations or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry. Domestic banks include U.S. branches of foreign banks that are subject to the same regulation as domestic banks, and foreign branches of domestic banks whose parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments (Proposal 2-G);

 7. Purchase securities issued by any one issuer having a value of more than 5% of the value of its total assets except cash or cash items, repurchase agreements, and U.S. Government obligations. The fund considers the type of bank obligations it purchases as cash items (however, as a non-fundamental policy, the fund will apply the 5% limitation to bank obligations other than demand deposits) (Proposal 2-H);

 8. Sell any money market instruments short or purchase any money market instruments on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments (Proposals 2-J and 2-K);

 9. Acquire the voting securities of any issuer. It will not invest in securities issued by any other investment company, except as part of a merger, consolidation, or other acquisition. It will not invest in securities of a company for the purpose of exercising control or management (Proposals 2-M and 2-R);

10. Purchase or retain the securities of any issuer if the officers and trustees of the fund or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities (Proposal 2-N); and

11. Invest in puts, calls, straddles, spreads, or any combination of these (Proposal 2-O).

LEGG MASON CHARLES STREET TRUST, INC.

Batterymarch U.S. Small Capitalization Equity Portfolio.

Current Fundamental Investment Objective: Long-term capital appreciation (Proposal 3).

Current Fundamental Investment Restrictions. Batterymarch U.S. Small Capitalization Equity Portfolio may:

 1. Make loans, borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time (Proposals 2-A, 2-C and 2-D);

 2. Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time (Proposal 2-B);

 3. Purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time (Proposals 2-E and 2-F); and

 4. Not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements thereon will not be considered to represent an industry (Proposal 2-G).

                                                                       Exhibit D

              MODEL AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                          LEGG MASON VALUE TRUST, INC.

     Legg Mason Value Trust, Inc., a Maryland corporation (the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation desires to amend and restate its charter as currently in effect. The charter of the Corporation is hereby amended and restated in its entirety to read as follows:

     FIRST: I, Richard J. Himelfarb, whose post office address is 100 South Charles Street, Baltimore, Maryland 21201, being more than eighteen years of age, do under and by virtue of the General Law of the State of Maryland authorizing the formation of corporations, associate myself as Incorporator with the intention of forming a corporation.

     SECOND: Name.

     (a)  The name of the Corporation is LEGG MASON VALUE TRUST, INC.

     (b) The Board of the Directors of the Corporation reserves the right to change its corporate name or any series or class name without action by stockholders in accordance with the General Corporation Law of the State of Maryland.

     THIRD: Duration. The duration of the Corporation shall be perpetual.

     FOURTH: Corporate Purposes. The purposes for which the Corporation is formed are to act as an open-end management investment company, as contemplated by the Investment Company Act of 1940, as amended ("1940 Act"), and to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the laws of the State of Maryland now or hereafter in force, including, without limitation:

     (a) To hold, invest and reinvest the funds of the Corporation, and in connection therewith to hold part or all of its funds in cash, and to purchase, subscribe for or otherwise acquire, to hold for investment or otherwise, to trade and deal in, write, sell, assign, negotiate, transfer, exchange, lend, pledge or otherwise dispose of or turn to account or realize upon, securities of any corporation, company, association, trust, firm, partnership, or other organization however or wherever established or organized, as well as securities created or issued by any United States or foreign issuer (which term "issuer" shall, for the purpose of the charter of the Corporation, without limiting the generality thereof, be deemed to include any persons, firms, associations, partnerships, corporations, syndicates, combinations, organizations, governments or subdivisions, agencies or instrumentalities of any government); and to exercise, as owner or holder of any securities, all rights, powers and privileges in respect thereof, including the right to vote; to aid by further investment any issuer, any obligation of or interest in which is held by the Corporation or in the affairs of which the Corporation has any direct or indirect interest; to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any corporation, company, trust, association or firm; and to do any and all other acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities.

          For the purposes of the charter of the Corporation, as the same may be supplemented or amended, the term "securities" shall be deemed to include, without limiting the generality thereof, any stocks, shares, bonds, debentures, bills, notes, mortgages, transferable shares, investment contracts, voting-trust certificates, and any other obligations or evidences of indebtedness, and any puts, calls, straddles, privileges, options, certificates, receipts, warrants, futures, forward contracts, or fractional undivided interests in oil, gas or other mineral rights, or other instruments representing rights to receive, purchase, subscribe for or sell the same, or evidencing or representing any other direct or indirect rights or interests therein, including all rights of equitable ownership therein, or in any property or assets; any negotiable or non-negotiable instruments, including money market instruments, certificates of interest or participations in profit sharing agreements, collateral trust certificates, preorganization certificates or subscriptions, bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all types of repurchase or reverse repurchase agreements; interest rate protection instruments; and derivative or synthetic instruments; any interest or instrument commonly known as a "security;" or any certificate of interest or participation in, temporary or interim certificates for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

     (b) To acquire all or any part of the goodwill, rights, property and business of any person, firm, association or corporation heretofore or hereafter engaged in any business similar to any business which the Corporation has the power to conduct, or, in appropriate circumstances, any lawful business, and to hold, utilize, enjoy and in any manner dispose of the whole or any part of the rights, property and business so acquired, and to assume in connection therewith any liabilities of any such person, firm, association or corporation.

     (c) To apply for, obtain, purchase or otherwise acquire, any patents, copyrights, licenses, trademarks, trade names and the like, which may be capable of being used for any of the purposes of the Corporation; and to use, exercise, develop, grant licenses in respect of, sell and otherwise turn to account, the same.

     (d) To issue and sell shares of its own capital stock and securities convertible into such capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including without limitations, securities) now or hereafter permitted by the laws of the State of Maryland, by the 1940 Act and by the charter of the Corporation, as its Board of Directors may, and is hereby authorized to, determine.

     (e) To purchase, repurchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock in any manner and to the extent now or hereafter permitted by the laws of the State of Maryland, by the 1940 Act and by the charter of the Corporation.

     (f) To conduct its business in all branches at one or more offices in any part of the world, without restriction or limit as to extent.

     (g) To exercise and enjoy, in any states, territories, districts and United States dependencies and in foreign countries, all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

     (h) In general, to carry on any other business in connection with or incidental to its corporate purposes, to do everything necessary, suitable or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power set forth in the charter of the Corporation, either alone or in association with others, to do every other act or thing incidental or appurtenant to or growing out of or connected with its business or purposes, objects or powers, and, subject to the foregoing, to have and exercise all the powers, rights and privileges granted to, or conferred upon, corporations by the laws of the State of Maryland as in force from time to time.

     The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the charter of the Corporation, and shall each be regarded as independent and construed as a power as well as an object and a purpose, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of Maryland, nor shall the expression of one thing be deemed to exclude another, though it be of like nature, not expressed; provided, however, that the Corporation shall not have power to carry on within the State of Maryland any business whatsoever the carrying on of which would preclude it from being classified as an ordinary business corporation under the laws of said State; nor shall it carry on any business, or exercise any powers, in any other state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

     Incident to meeting the purposes specified above, the Corporation also shall have the power, without limitation:

     (i) To acquire (by purchase, lease or otherwise) and to take, receive, own, hold, use, employ, maintain, develop, dispose of (by sale or otherwise) and otherwise deal with any real or personal property, wherever located, and any interest therein.

     (j) To make contracts and guarantees, incur liabilities and borrow money and, in this connection, issue notes or other evidence of indebtedness.

     (k) To buy, hold, sell, and otherwise deal in and with commodities, indices of commodities or securities, and foreign exchange, including the purchase and sale of futures contracts, options on futures contracts and forward contracts, subject to any applicable provisions of law.

     (l) To sell, lease, exchange, transfer, convey, mortgage, pledge and otherwise dispose of any or all of its assets.

     FIFTH: Address and Resident Agent. The post office address of the principal office of the Corporation in the State of Maryland is 100 Light Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is Sheila M. Vidmar, whose post office address is 100 Light Street, Baltimore, Maryland. The resident agent is a citizen of the State of Maryland and actually resides therein.

     SIXTH: Capital Stock.

     Section 6.1. Authority to Issue. The total number of shares of capital stock which the Corporation shall have authority to issue is six hundred million (600,000,000) shares, of the par value of one tenth of one cent ($0.001) ("Shares"), and of the aggregate par value of six hundred thousand dollars ($600,000). The Board of Directors shall have full power and authority, in its sole discretion and without obtaining any prior authorization or vote of the stockholders, to establish, create, classify and reclassify any unissued Shares by setting or changing such preferences, terms of conversion, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined by resolution or resolutions.

     The Shares may be issued by the Board of Directors in such separate and distinct series ("Series") and/or classes ("Classes") as the Board of Directors shall from time to time create and establish. The Board of Directors is authorized, from time to time, to divide or combine the Shares into a greater or lesser number, to classify or reclassify any unissued Shares of the Corporation into one or more separate Series or Classes of Shares, and to take such other action with respect to the Shares as the Board of Directors may deem desirable. In addition, the Board of Directors is hereby expressly granted authority to increase or decrease the number of Shares of any Series or Class, but the number of Shares of any Series or Class shall not be decreased by the Board of Directors below the number of Shares thereof then outstanding. The Shares of any Series or Class of stock shall have such preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors.

     The Corporation may hold or reissue any Shares reacquired by the Corporation. The Corporation may also reclassify or reissue for such consideration and on such terms as the Board of Directors may determine from time to time, such Shares or cancel them, at the discretion of the Board of Directors. No holder of any of the Shares shall be entitled as of right to subscribe for, purchase, or otherwise acquire any Shares of the Corporation which the Corporation proposes to issue or reissue.

     Without limiting the authority of the Board of Directors set forth herein to establish and designate any further Series or Classes, and to classify and reclassify any unissued Shares, there is established and classified, one Series of stock comprising six hundred million (600,000,000) Shares, to be known as "Legg Mason Value Trust." Of these six hundred million (600,000,000) Shares, four hundred million (400,000,000) Shares are established and classified as Shares of Legg Mason Value Trust, Primary Class, one hundred million (100,000,000) Shares are established and classified as Shares of Legg Mason Value Trust, Institutional Class, and one hundred million (100,000,000) Shares are established and classified as Legg Mason Value Trust, Financial Intermediary Class.

     The Primary Class Shares, Institutional Class Shares and Financial Intermediary Class Shares of Legg Mason Value Trust shall represent investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, except as provided in the charter of the Corporation and as set forth below:

     (1) The net asset values of Primary Class Shares, Institutional Class Shares and Financial Intermediary Class Shares shall be calculated separately. In calculating the net asset values,

          (a) Each Class of Legg Mason Value Trust shall be charged with the transfer agency fees and Rule 12b-1 fees (or equivalent fees by any other name) attributable to that Class, and not with the transfer agency fees and Rule 12b-1 fees (or equivalent fees by any other name) attributable to any other Class;

          (b) Each Class of Legg Mason Value Trust shall be charged separately with such other expenses as may be permitted by Securities and Exchange Commission ("SEC") rule or order as interpreted from time to time by the SEC or SEC staff and as the Board of Directors shall deem appropriate;

          (c) All other fees and expenses shall be charged to all Classes of Legg Mason Value Trust, in the proportion that the net assets of that Class bear to the net assets of Legg Mason Value Trust, except as the SEC may otherwise require;

     (2) Dividends and other distributions (if any) shall be paid on Primary Class Shares, Institutional Class Shares and Financial Intermediary Class Shares of Legg Mason Value Trust at such times as the Board of Directors or its delegates shall determine. The amounts of all dividends and other distributions shall be calculated separately for Primary Class Shares, Institutional Class Shares and Financial Intermediary Class Shares. In calculating the amount of any dividends or other distribution:

          (a) Each Class of Legg Mason Value Trust shall be charged with the transfer agency fees and Rule 12b-1 fees (or equivalent fees by any other name) attributable to that Class, and not with the transfer agency fees and Rule 12b-1 fees (or equivalent fees by any other name) attributable to any other Class;

          (b) Each Class of Legg Mason Value Trust shall be charged separately with such other expenses as may be permitted by SEC rule or order as interpreted from time to time by the SEC or SEC staff and as the Board of Directors shall deem appropriate;

          (c) All other fees and expenses shall be charged to all Classes of Legg Mason Value Trust, in the proportion that the net assets of that Class bear to the net assets of Legg Mason Value Trust, except as the SEC may otherwise require.

     Section 6.2. Establishment of Series and Classes. The establishment of any Series or Class of Shares in addition to those established in Section 6.1 hereof shall be effective upon the adoption of a resolution by the Board of Directors setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class and making the appropriate amended or supplemental filing with the State Department of Assessments and Taxation of Maryland. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Directors may by a majority vote abolish that Series or Class and the establishment and designation thereof.

     Section 6.3. Dividends. Dividends and distributions on Shares with respect to each Series or Class may be declared and paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine.

     All dividends and distributions on Shares of each Series or Class shall be paid only out of the income belonging to that Series or Class and capital gains distributions on Shares of each Series or Class shall be paid only out of the capital gains belonging to that Series or Class. All dividends and distributions on Shares of each Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders at the date and time of record established for the payment of such dividends or distributions. In connection with any dividend or distribution program or procedure the Board of Directors may determine that no dividend or distribution shall be payable on Shares as to which the stockholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

     Dividends and distributions may be paid in cash, property or Shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time. Any dividend or distribution paid in Shares will be paid at the current net asset value thereof as determined in accordance with Section 6.7.

     Section 6.4. Assets and Liabilities of Series and Classes. All consideration received by the Corporation for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series or Class, as the case may be. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series or Class shall be allocated between and among one or more of the Series or Classes in such manner as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding upon the stockholders of all Series or Classes for all purposes, and all assets allocated to a Series or Class shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series or Class shall be so recorded upon the books of the Corporation. The assets belonging to each particular Series or Class shall be charged with the liabilities of that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class, as the case may be. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Series or Class shall be allocated between or among any one or more of the Series or Classes in such a manner as the Board of Directors in its sole discretion deems fair and equitable. Each such allocation shall be conclusive and binding upon the stockholders of all Series or Classes for all purposes.

     Section 6.5. Voting. On each matter submitted to a vote of the stockholders, each holder of a Share shall be entitled to one vote for each Share and fractional votes for fractional Shares standing in his or her name on the books of the Corporation; provided, however, that when required by the 1940 Act or rules thereunder or when the Board of Directors has determined that the matter affects only the interests of one Series or Class, matters may be submitted to a vote of the stockholders of such Series or Class only. The presence in person or by proxy of the holders of one-third of the Shares of capital stock of the Corporation outstanding and entitled to vote thereat shall constitute a quorum for the transaction of business at a stockholders' meeting, except that where holders of any Series or Class vote as a Series or Class, one-third of the aggregate number of Shares of that Series or Class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that Series or Class. The Bylaws may provide that proxies and related authorizations may be transmitted by any electronic or telecommunications device or in any other manner permitted by law and may provide for the use of proxy solicitors, proxy support services, and similar services in any manner permitted by law. At the discretion of the chair of any meeting of stockholders, the presence or absence of a quorum may be determined for each matter individually or collectively for all issues to be brought before the stockholders of the Corporation or any Series or Class thereof.

     Section 6.6. Redemption by Stockholders. Each holder of Shares shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his or her Shares at a redemption price per Share equal to the net asset value per Share as of such time as the Board of Directors shall have prescribed by resolution, minus any applicable sales charge, redemption or repurchase fee, or other permissible charge. In the absence of such resolution, the redemption price per Share shall be the net asset value next determined (in accordance with Section 6.7) after acceptance of a request for redemption in proper form less such charges as are determined by the Board of Directors and described in the Corporation's registration statement under the Securities Act of 1933, as amended, except that Shares may be redeemed from an underwriter at (a) the net asset value next determined after such requests are received by the underwriter or by a dealer with whom such underwriter has a sales agreement or (b) when appropriate, the net asset value determined at a later time. The Board of Directors may specify conditions and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. The Corporation may require stockholders to pay a sales charge to the Corporation, the underwriter or any other person designated by the Board of Directors upon redemption or repurchase of Shares of any Series or Class, in such amount as shall be determined from time to time by the Directors. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of net asset value, or may be in cash. Notwithstanding the foregoing, the Board of Directors may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Corporation to redeem Shares during any period or at any time when and to the extent permissible under the 1940 Act.

     Section 6.7. Net Asset Value per Share. The net asset value of each Share of each Series or Class shall be the quotient obtained by dividing the value of the total assets of the Series or Class, less liabilities and expenses of that Series or Class, by the total number of Shares of the Series or Class outstanding. The Board of Directors shall have the power and duty to determine, in accordance with generally accepted accounting principles, the net income, total assets and liabilities of the Corporation and the net asset value per Share of each Series and Class of Shares at such times and by such methods as it shall determine subject to any restrictions or requirements under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the SEC or insofar as permitted by any order of the SEC applicable to the Corporation. The Board of Directors may delegate such power and duty to any one or more of the Directors and officers of the Corporation, to an investment adviser of the Corporation, to the custodian or depository of the Corporation's assets, or to another agent or contractor of the Corporation.

     Section 6.8. Redemption by the Corporation. The Board of Directors may cause the Corporation to redeem at current net asset value all Shares of any Series or Class owned or held by any one stockholder if the Board determines that the aggregate net asset value of the stockholder's shares has fallen below a minimum dollar amount set by the Board of Directors. No such redemption shall be effected unless the Corporation has given the stockholder at least forty-five
(45) days' notice of its intention to redeem the Shares and an opportunity to purchase a sufficient number of additional Shares to bring the aggregate current net asset value of his or her Shares to at least the minimum threshold set by the Board of Directors. Upon redemption of Shares pursuant to this Section, the Corporation shall promptly cause payment of the full redemption price, in any permissible form, to be made to the holder of Shares so redeemed, which shall be the price calculated for the date and time of actual redemption.

     Section 6.9. Preemptive Rights. No holder of any Shares or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any Shares or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine, and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any Shares or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors, in its sole discretion, shall determine, be offered to the holders of any Class, Series, or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other Classes, Series, or types of stock or other securities at the time outstanding.

     SEVENTH: Issuance of Shares.

     Section 7.1. Issuance of New Shares. The Board of Directors is authorized to issue and sell or cause to be issued and sold from time to time (without the necessity of offering the same or any part thereof to existing stockholders) all or any portion or portions of the entire authorized but unissued Shares of the Corporation, and all or any portion of portions of the Shares of the Corporation previously issued and redeemed, for cash or for any other lawful consideration or considerations and on or for any terms, conditions, or prices consistent with the provisions of law and of the charter of the Corporation at the time in force; provided, however, that in no event shall Shares of the Corporation having a par value be issued or sold for a consideration or considerations less in amount or value than the par value of the Shares so issued or sold, and provided further that in no event shall any Shares of the Corporation be issued or sold, except as a stock dividend distributed to stockholders, for a consideration (which shall be net to the Corporation after underwriting discounts or commissions) less in amount or value than the net asset value of the Shares so issued or sold determined as of such time as the Board of Directors shall have by resolution prescribed. In the absence of such a resolution, such net asset value shall be that next determined after an unconditional order in proper form to purchase such Shares is accepted, except that Shares may be sold to an underwriter at (a) the net asset value next determined after such orders are received by the underwriter or by a dealer with whom such underwriter has a sales agreement or (b) when appropriate, the net asset value determined at a later time.

     Section 7.2. Fractional Shares. The Corporation may issue and sell fractions of Shares having pro rata all the rights of full Shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "Share" or "Shares" are used in these Articles or in the Bylaws they shall be deemed to include fractions of Shares, where the context does not clearly indicate that only full Shares are intended.

     EIGHTH: Majority Vote. Except as otherwise required by the 1940 Act or any other statutory provision, a majority of all the votes cast on a matter at a stockholders' meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting. Notwithstanding any provision of law requiring a greater proportion than a majority of the vote to take or authorize any action, the Corporation is hereby authorized in accordance with the authority granted by Section 2-104(b)(5) of the Maryland General Corporation Law, to take such action upon the concurrence of a majority of the aggregate number of Shares entitled to vote thereon (or of a majority of the aggregate number of Shares of a Class or Series entitled to vote thereon). The right to cumulate votes in the election of Directors is expressly prohibited.

     NINTH: Board of Directors.

     Section 9.1. Powers and Composition. All corporate powers and authority of the Corporation (except as otherwise provided by statute, by the charter of the Corporation, or by the Bylaws of the Corporation) shall be vested in and may be exercised by the Board of Directors. Subject to the provisions of the laws of the state of Maryland, the number of Directors constituting the Board of Directors shall be such number as may from time to time be fixed in or in accordance with the Bylaws of the Corporation. Any vacancy on the Board of Directors, whether created by expansion of the Board of Directors or otherwise, may be filled by action of the existing Directors, except as otherwise required by law. Except as provided in the Bylaws, the election of Directors may be conducted in any way approved at the meeting (whether of stockholders or Directors) at which the election is held, provided that such election shall be by ballot whenever requested by any person entitled to vote.

     As of the effective date of these Amended and Restated Articles of Incorporation, the Board of Directors is comprised of [ ] members, and the following persons have been duly elected or appointed to serve as Directors until their successors are duly elected and qualified: [ ].

     Section 9.2. Compensation of Directors. Each Director may receive such remuneration for his or her services as shall be fixed from time to time by resolution of the Board of Directors.

     Section 9.3. Inspection of Records. The Board of Directors shall have the power to determine whether and to what extent, and at what times and places, and under what conditions and regulation, the accounts and books of the Corporation (other than the stock ledger), or any of them, shall be open to inspection by stockholders. No stockholders shall have any right to inspect any account, book, or document of the Corporation, except to the extent permitted by statute or the Bylaws.

     TENTH: Contracts.

     Section 10.1. Parties to Contracts. Any contract for services as underwriter, investment adviser, manager, administrator, custodian, transfer agent or dividend disbursing agent or related services may be entered into with any corporation, firm, trust or association, although any one or more of the Directors or officers of the Corporation may be an officer, director, trustee, stockholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Corporation under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article TENTH. The same person (including a firm, corporation, trust, or association) may be the other party to any or all of the underwriting, investment advisory or management contracts entered into by the Corporation, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 10.1.

     Section 10.2. Contracts Regarding Series or Classes. The Board of Directors may cause the Corporation to enter into contracts on behalf of the Corporation or a Series or Class thereof. In accordance with Section 6.5, any obligations or liabilities stemming from a contract entered into on behalf of a Series or Class of the Corporation, or judgments thereon, are solely the responsibility of that Series or Class.
Any payments due under, or resulting from, such a contract may be satisfied only by assets of the Series or Class on behalf of which the Corporation entered into the contract.

     ELEVENTH: Liability of Directors and Officers.

     Section 11.1. Liability. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) as currently in effect or as it may hereafter be amended, no Director or officer of the Corporation shall be liable to the Corporation, its stockholders, or any other party for money damages.

     Section 11.2. Indemnification. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) currently in effect or as it may hereafter be amended, the Corporation shall indemnify and advance expenses to its present and past Directors, officers, or employees, and persons who are serving or have served at the request of the Corporation as a director, officer, employee, partner, trustee or agent of, or in similar capacities for, other entities. The Board of Directors may determine that the Corporation shall provide indemnification or advance expenses to an agent.

     Section 11.3. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability.

     Section 11.4. Repeal or Modification. No repeal or modification of this Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the charter of the Corporation or Bylaws inconsistent with this Article ELEVENTH, shall repeal or narrow any (1) limitation on the liability of any Director, officer or employee of the Corporation or (2) right of indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     TWELFTH: Amendment.

     Section 12.1. Amendment. The Corporation reserves the right from time to time to make any amendment of the charter of the Corporation, now or hereafter authorized by law, including any amendment which alters contract rights, as expressly set forth in the charter of the Corporation, of any outstanding Shares. In accordance with Article EIGHTH hereof, any amendment to the charter of the Corporation required by law at the time of its proposal to be adopted by stockholders of the Corporation may be adopted at any meeting of the stockholders upon receiving an affirmative vote of a majority of all votes entitled to be cast thereon. The Board of Directors may, without a stockholder vote, take any other action now or hereafter permitted by law without a stockholder vote.

     Section 12.2. Bylaws. Except as may otherwise be expressly provided in the Bylaws, the Board of Directors is expressly authorized to make, alter, amend and repeal Bylaws or to adopt new Bylaws of the Corporation, without any action on the part of stockholders; but the Bylaws made by the Board of Directors and the power so conferred may be altered or repealed by the stockholders.

     SECOND: The foregoing amendment and restatement of the charter of the Corporation does not increase the authorized capital stock of the Corporation.

     THIRD: The foregoing amendment and restatement of the charter of the Corporation has been advised and approved by a majority of the Board of Directors and approved by the stockholders of the Corporation.

     IN WITNESS WHEREOF, the undersigned Vice President and Secretary of Legg Mason Value Trust, Inc., has executed the foregoing Amended and Restated Articles of Incorporation and hereby acknowledges the same to be the act of said corporation and further acknowledges that, to the best of his knowledge, information, and belief, the matters and facts set forth therein are true in all material respects under the penalties of perjury.

     On the [  ] day of [          ], 2002.

                                                       [SIGNATURE LINES OMITTED]

Legg Mason Charles Street Trust, Inc.
Batterymarch U.S. Small Capitalization Portfolio

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 24, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 2:00 p.m., and at any adjournments thereof.

                    PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                    Date ________________, 2002

                    --------------------------------------------------------


                    --------------------------------------------------------
                    Signature(s), (Title(s) if applicable)

                    Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

                    Please fill in box(es) as shown using black or blue ink. [x] PLEASE DO NOT USE FINE POINT PENS.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:
                                                                                         FOR          AGAINST        ABSTAIN
Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman,                               [   ]          [   ]          [   ]     1.
(03) Jill E. McGovern, (04) Peter G. O'Brien,
(05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan,
(08) John F. Curley, Jr., (09) Mark R. Fetting

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

--------------------------------------------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions.

2a. To Modify the Fundamental Investment Restriction on Borrowing Money.                [   ]          [   ]          [   ]     2a.

2b. To Modify the Fundamental Investment Restriction on Underwriting Securities.        [   ]          [   ]          [   ]     2b.

2c. To Modify the Fundamental Investment Restriction on Lending.                        [   ]          [   ]          [   ]     2c.

2d. To Modify the Fundamental Investment Restriction on Issuing Senior Securities.      [   ]          [   ]          [   ]     2d.

2e. To Modify the Fundamental Investment Restriction on Real Estate Investments.        [   ]          [   ]          [   ]     2e.

2f. To Modify the Fundamental Investment Restriction on Investing in Commodities.       [   ]          [   ]          [   ]     2f.

2g. To Modify the Fundamental Investment Restriction on Industry Concentration.         [   ]          [   ]          [   ]     2g.

ITEM 3. To Change the Investment Objective From Fundamental to Non-Fundamental.         [   ]          [   ]          [   ]     3.

                                                              ------------------
        From:                                                     FIRST CLASS
                                                                 U.S. POSTAGE
        PROXY TABULATOR                                              PAID
        P.O. BOX 9132                                                PROXY
        HINGHAM, MA  02043-9132                                    TABULATOR
                                                              ------------------


         \/ Please fold and detach card at perforation before mailing \/


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                          OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.


                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                           IN THE ENCLOSED ENVELOPE

                              Date ________________ , 2002
                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s), (Title(s) if applicable)

                              Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.


                                                                             AAA

         \/ Please fold and detach card at perforation before mailing \/

                                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil.(X)
                                                      PLEASE DO NOT USE FINE POINT PENS.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1.  Election of Director Nominees:

ALL FUNDS.
Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern,          FOR      AGAINST      ABSTAIN
(04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07)
S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting
OPPORTUNITY TRUST ONLY.
(10) Jennifer W. Murphy                                                                    o          o         o     1.
INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

    ------------------------------------------------------------------------
ITEM 2.  To Modernize the Funds' Investment Restrictions.

ALL FUNDS.
2a. To Modify the Fundamental Investment Restriction on Borrowing Money.                   o          o         o    2a.

2b. To Modify the Fundamental Investment Restriction on Underwriting Securities.           o          o         o    2b.

2c. To Modify the Fundamental Investment Restriction on Lending.                           o          o         o    2c.

2d. To Modify the Fundamental Investment Restriction on Issuing Senior Securities.         o          o         o    2d.

2e. To Modify the Fundamental Investment Restriction on Real Estate Investments.           o          o         o    2e.

2f. To Modify the Fundamental Investment Restriction on Investing in Commodities.          o          o         o    2f.

2g. To Modify the Fundamental Investment Restriction on Industry Concentration.            o          o         o    2g.

ITEM 3.  To Change the Investment Objective from Fundamental to Non-Fundamental.           o          o         o     3.


                                                                                                     AAA

                                                              ------------------
        From:                                                     FIRST CLASS
                                                                 U.S. POSTAGE
        PROXY TABULATOR                                              PAID
        P.O. BOX 9132                                                PROXY
        HINGHAM, MA  02043-9132                                    TABULATOR
                                                              ------------------


         \/ Please fold and detach card at perforation before mailing \/


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                          OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                           IN THE ENCLOSED ENVELOPE

                              Date ________________ , 2002
                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s), (Title(s) if applicable)

                              Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.


                                                                             BBB

         \/ Please fold and detach card at perforation before mailing \/

                                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil.(X)
                                                      PLEASE DO NOT USE FINE POINT PENS.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1.  Election of Director Nominees:

ALL FUNDS.
Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern,          FOR      AGAINST      ABSTAIN
(04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07)
S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting                              o          o         o     1.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

    ------------------------------------------------------------------------
ITEM 2.  To Modernize the Funds' Investment Restrictions.

ALL FUNDS.
2a. To Modify the Fundamental Investment Restriction on Borrowing Money.                   o          o         o    2a.

2b. To Modify the Fundamental Investment Restriction on Underwriting Securities.           o          o         o    2b.

2c. To Modify the Fundamental Investment Restriction on Lending.                           o          o         o    2c.

2d. To Modify the Fundamental Investment Restriction on Issuing Senior Securities.         o          o         o    2d.

2e. To Modify the Fundamental Investment Restriction on Real Estate Investments.           o          o         o    2e.

2f. To Modify the Fundamental Investment Restriction on Investing in Commodities.          o          o         o    2f.

2g. To Modify the Fundamental Investment Restriction on Industry Concentration.            o          o         o    2g.

2h. To Remove the Fundamental Investment Restriction on Diversification.                   o          o         o    2h

Item 3.  To Change the Investment Objective from Fundamental to Non-Fundamental.           o          o         o     3.


                                                                                                   BBB

                                                              ------------------
        From:                                                     FIRST CLASS
                                                                 U.S. POSTAGE
        PROXY TABULATOR                                              PAID
        P.O. BOX 9132                                                PROXY
        HINGHAM, MA  02043-9132                                    TABULATOR
                                                              ------------------


         \/ Please fold and detach card at perforation before mailing \/


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                          OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                          IN THE ENCLOSED ENVELOPE

                              Date ________________ , 2002
                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s), (Title(s) if applicable)

                              Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.


                                                                             CCC

                                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil.(X)
                                                      PLEASE DO NOT USE FINE POINT PENS.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

ALL FUNDS.
Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern,          FOR      AGAINST      ABSTAIN
(04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman,
(07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting                         o          o         o     1.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

    ------------------------------------------------------------------------
ITEM 2. To Modernize the Funds' Investment Restrictions.

ALL FUNDS.
2a. To Modify the Fundamental Investment Restriction on Borrowing Money.                   o          o         o    2a.

2b. To Modify the Fundamental Investment Restriction on Underwriting Securities.           o          o         o    2b.

2c. To Modify the Fundamental Investment Restriction on Lending.                           o          o         o    2c.

2d. To Modify the Fundamental Investment Restriction on Issuing Senior Securities.         o          o         o    2d.

2e. To Modify the Fundamental Investment Restriction on Real Estate Investments.           o          o         o    2e.

2f. To Modify the Fundamental Investment Restriction on Investing in Commodities.          o          o         o    2f.

2g. To Modify the Fundamental Investment Restriction on Industry Concentration.            o          o         o    2g.

2h. To Remove the Fundamental Investment Restriction on Diversification.                   o          o         o    2h.

FINANCIAL SERVICES FUND ONLY.
2k. To remove the Fundamental Investment Restriction on Margin Transactions.               o          o         o    2k.

ALL FUNDS.
ITEM 3. To Change the Investment Objective from Fundamental to Non-Fundamental.            o          o         o     3.

HIGH YIELD FUND ONLY.
ITEM 4. To Amend and Restate the Articles of Incorporation.                                o          o         o     4.


                                                                                                     CCC

                                                              ------------------
        From:                                                     FIRST CLASS
                                                                 U.S. POSTAGE
        PROXY TABULATOR                                              PAID
        P.O. BOX 9132                                                PROXY
        HINGHAM, MA  02043-9132                                    TABULATOR
                                                              ------------------


         \/ Please fold and detach card at perforation before mailing \/


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                          OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                                   PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                          IN THE ENCLOSED ENVELOPE

                              Date ________________ , 2002
                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s), (Title(s) if applicable)

                              Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

                                                                             DDD

                                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil.(X)
                                                      PLEASE DO NOT USE FINE POINT PENS.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Trustee Nominees:

ALL FUNDS.
Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern,          FOR      AGAINST      ABSTAIN
(04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman,
(07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting                         o          o         o     1.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

--------------------------------------------------------------------------------
ITEM 2. To Modernize the Funds' Investment Restrictions.

ALL FUNDS.
2a. To Modify the Fundamental Investment Restriction on Borrowing Money.                   o          o         o    2a.

2b. To Modify the Fundamental Investment Restriction on Underwriting Securities.           o          o         o    2b.

2c. To Modify the Fundamental Investment Restriction on Lending.                           o          o         o    2c.

2d. To Modify the Fundamental Investment Restriction on Issuing Senior Securities.         o          o         o    2d.

2e. To Modify the Fundamental Investment Restriction on Real Estate Investments.           o          o         o    2e.

2f. To Modify the Fundamental Investment Restriction on Investing in Commodities.          o          o         o    2f.

2g. To Modify the Fundamental Investment Restriction on Industry Concentration.            o          o         o    2g.

2j. To Remove the Fundamental Investment Restriction on Short Sales.                       o          o         o    2j.

2k. To Remove the Fundamental Investment Restriction on Margin Transactions.               o          o         o    2k.

2l. To Remove the Fundamental Investment Restriction on Investments in Oil, Gas and        o          o         o    2l.
    Mineral Programs.

MARYLAND TAX-FREE INCOME TRUST AND PENNSYLVANIA TAX-FREE INCOME TRUST ONLY.
2v. To Amend the Fundamental Investment Policies on Maryland/Pennsylvania
    Municipal Securities.                                                                  o          o         o    2v

ALL FUNDS.
ITEM 3. To Change the Investment Objective from Fundamental to Non-Fundamental.            o          o         o     3.


                                                                                                     DDD

                                                              ------------------
        From:                                                     FIRST CLASS
                                                                 U.S. POSTAGE
        PROXY TABULATOR                                              PAID
        P.O. BOX 9132                                                PROXY
        HINGHAM, MA  02043-9132                                    TABULATOR
                                                              ------------------


         \/ Please fold and detach card at perforation before mailing \/


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                          OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                           IN THE ENCLOSED ENVELOPE

                              Date ________________ , 2002
                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s), (Title(s) if applicable)

                              Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

                                                                             EEE

                                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil.(X)
                                                      PLEASE DO NOT USE FINE POINT PENS.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1.  Election of Director Nominees:

ALL FUNDS.
Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern,
(04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07)              FOR      AGAINST      ABSTAIN
S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

INSTRUCTION:  To withhold authority to vote for any individual nominee, write the          o          o         o     1.
nominee's name on the space provided below.

    ------------------------------------------------------------------------

ALL FUNDS.
ITEM 2.  To Modernize the Funds' Investment Restrictions.

2a. To Modify the Fundamental Investment Restriction on Borrowing Money.                   o          o         o    2a.

2b. To Modify the Fundamental Investment Restriction on Underwriting Securities.           o          o         o    2b.

2c. To Modify the Fundamental Investment Restriction on Lending.                           o          o         o    2c.

2d. To Modify the Fundamental Investment Restriction on Issuing Senior Securities.         o          o         o    2d.

2e. To Modify the Fundamental Investment Restriction on Real Estate Investments.           o          o         o    2e.

2f. To Modify the Fundamental Investment Restriction on Investing in Commodities.          o          o         o    2f.

2g. To Modify the Fundamental Investment Restriction on Industry Concentration.            o          o         o    2g.

2h. To Remove the Fundamental Investment Restriction on Diversification.                   o          o         o    2h.

2j. To Remove the Fundamental Investment Restriction on Short Sales.                       o          o         o    2j.

2k. To Remove the Fundamental Investment Restriction on Margin Transactions.               o          o         o    2k.

ITEM 3.  To Change the Investment Objective from Fundamental to Non-Fundamental.           o          o         o     3.

ITEM 4.  To Amend and Restate the Articles of Incorporation.                               o          o         o     4.

                                                                                                     EEE

                                                              ------------------
        From:                                                     FIRST CLASS
                                                                 U.S. POSTAGE
        PROXY TABULATOR                                              PAID
        P.O. BOX 9132                                                PROXY
        HINGHAM, MA  02043-9132                                    TABULATOR
                                                              ------------------


         \/ Please fold and detach card at perforation before mailing \/


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                          OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                           IN THE ENCLOSED ENVELOPE

                              Date ________________ , 2002
                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s), (Title(s) if applicable)

                              Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

                                                                             FFF

                                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil.(X)
                                                      PLEASE DO NOT USE FINE POINT PENS.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern,          FOR      AGAINST      ABSTAIN
(04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman,
(07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting                         o          o         o     1.

1. INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

    ------------------------------------------------------------------------

ITEM 2. To Modernize the Funds' Investment Restrictions.

2a. To Modify the Fundamental Investment Restriction on Borrowing Money.                   o          o         o    2a.

2b. To Modify the Fundamental Investment Restriction on Underwriting Securities.           o          o         o    2b.

2c. To Modify the Fundamental Investment Restriction on Lending.                           o          o         o    2c.

2d. To Modify the Fundamental Investment Restriction on Issuing Senior Securities.         o          o         o    2d.

2e. To Modify the Fundamental Investment Restriction on Real Estate Investments.           o          o         o    2e.

2f. To Modify the Fundamental Investment Restriction on Investing in Commodities.          o          o         o    2f.

2g. To Modify the Fundamental Investment Restriction on Industry Concentration.            o          o         o    2g.

2h. To Remove the Fundamental Investment Restriction on Diversification.                   o          o         o    2h.

2i. To Remove the Fundamental Investment Restriction on Investing in Illiquid
    Securities.                                                                            o          o         o    2i

2j. To Remove the Fundamental Investment Restriction on Short Sales.                       o          o         o    2j.

2k. To Remove the Fundamental Investment Restriction on Margin Transactions.               o          o         o    2k.

2l. To Remove the Fundamental Investment Restriction on Investments in Oil, Gas
    and Mineral Programs.                                                                  o          o         o    2l.

2p. To Remove the Fundamental Investment Restriction on Investments in
    Securities of Issuers that Have Been in Operation Less than Three Years.               o          o         o    2p.

2t. To Remove the Fundamental Investment Restriction on Purchasing Warrants.               o          o         o    2t.

ITEM 3. To Change the Investment Objective from Fundamental to Non-Fundamental.            o          o         o     3.

                                                                                                     FFF

                                                              ------------------
        From:                                                     FIRST CLASS
                                                                 U.S. POSTAGE
        PROXY TABULATOR                                              PAID
        P.O. BOX 9132                                                PROXY
        HINGHAM, MA  02043-9132                                    TABULATOR
                                                              ------------------


         \/ Please fold and detach card at perforation before mailing \/


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                          OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                                   PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                          IN THE ENCLOSED ENVELOPE

                              Date ________________ , 2002
                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s), (Title(s) if applicable)

                              Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

                                                                             GGG

                                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil.(X)
                                                      PLEASE DO NOT USE FINE POINT PENS.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1.  Election of Director Nominees:

Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern,
(04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07)              FOR      AGAINST      ABSTAIN
S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

INSTRUCTION:  To withhold authority to vote for any individual nominee, write the          o          o         o     1.
nominee's name on the space provided below.

    ------------------------------------------------------------------------

ITEM 2.  To Modernize the Fund's Investment Restrictions.

2a. To Modify the Fundamental Investment Restriction on Borrowing Money.                   o          o         o    2a.

2b. To Modify the Fundamental Investment Restriction on Underwriting Securities.           o          o         o    2b.

2c. To Modify the Fundamental Investment Restriction on Lending.                           o          o         o    2c.

2d. To Modify the Fundamental Investment Restriction on Issuing Senior Securities.         o          o         o    2d.

2e. To Modify the Fundamental Investment Restriction on Real Estate Investments.           o          o         o    2e.

2f. To Modify the Fundamental Investment Restriction on Investing in Commodities.          o          o         o    2f.

2g. To Modify the Fundamental Investment Restriction on Industry Concentration.            o          o         o    2g.

2h. To Remove the Fundamental Investment Restriction on Diversification.                   o          o         o    2h.

2j. To Remove the Fundamental Investment Restriction on Short Sales.                       o          o         o    2j.

2k. To Remove the Fundamental Investment Restriction on Margin Transactions.               o          o         o    2k.

2l. To Remove the Fundamental Investment Restriction in Oil, Gas and                       o          o         o    2l.
    Mineral Programs.

2m. To Remove the Fundamental Investment Restriction on Investing for the Purpose          o          o         o    2m.
    of Exercising Control.

2o. To Remove the Fundamental Investment Restriction on Investments in Puts,               o          o         o    2o.
    Calls, Straddles, and Spreads.

2p. To Remove the Fundamental Investment Restriction on Investments in Securities          o          o         o    2p.
    of Issuers that Have Been in Operation Less than Three Years.

2s. To Remove the Fundamental Investment Restriction on Joint Participation in             o          o         o    2s.
    Securities Trading Accounts.

ITEM 3.  To Change the Investment Objective from Fundamental to Non-Fundamental.           o          o         o     3.

ITEM 4.  To Amend and Restate the Articles of Incorporation.                               o          o         o     4.

                                                                                                     GGG

                                                              ------------------
        From:                                                     FIRST CLASS
                                                                 U.S. POSTAGE
        PROXY TABULATOR                                              PAID
        P.O. BOX 9132                                                PROXY
        HINGHAM, MA  02043-9132                                    TABULATOR
                                                              ------------------


         \/ Please fold and detach card at perforation before mailing \/


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                          OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                           IN THE ENCLOSED ENVELOPE

                              Date ________________ , 2002
                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s), (Title(s) if applicable)

                              Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

                                                                             HHH

                                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil.(X)
                                                      PLEASE DO NOT USE FINE POINT PENS.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1.  Election of Director Nominees:
ALL FUNDS.
Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern,
(04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07)              FOR      AGAINST      ABSTAIN
S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

INSTRUCTION:  To withhold authority to vote for any individual nominee, write the          o          o         o     1.
nominee's name on the space provided below.

    ------------------------------------------------------------------------

Item 2.  To Modernize the Funds' Investment Restrictions.

ALL FUNDS.
2a. To Modify the Fundamental Investment Restriction on Borrowing Money.                   o          o         o    2a.

2b. To Modify the Fundamental Investment Restriction on Underwriting Securities.           o          o         o    2b.

2c. To Modify the Fundamental Investment Restriction on Lending.                           o          o         o    2c.

2d. To Modify the Fundamental Investment Restriction on Issuing Senior Securities.         o          o         o    2d.

2e. To Modify the Fundamental Investment Restriction on Real Estate Investments.           o          o         o    2e.

2f. To Modify the Fundamental Investment Restriction on Investing in Commodities.          o          o         o    2f.

2g. To Modify the Fundamental Investment Restriction on Industry Concentration.            o          o         o    2g.

2j. To Remove the Fundamental Investment Restriction on Short Sales.                       o          o         o    2j.

2k. To Remove the Fundamental Investment Restriction on Margin Transactions.               o          o         o    2k.

2l. To Remove the Fundamental Investment Restriction on Investments in Oil, Gas and        o          o         o    2l.
    Mineral Programs.

2q. To Remove the Fundamental Investment Restriction on Pledging Assets.                   o          o         o    2q.

U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO AND INVESTMENT GRADE INCOME PORTFOLIO ONLY.

2h. To Remove the Fundamental Investment Restriction on Diversification.                   o          o         o    2h.

2r. To Remove the Fundamental Investment Restriction on Investments in Securities          o          o         o    2r.
Issued by Other Investment Companies.

ALL FUNDS.                                                                                 o          o         o     3.
Item 3.  To Change the Investment objective From Fundamental to Non-Fundamental.

Item 4.  To Amend and Restate the Articles of Incorporation.                               o          o         o     4.

                                                                                                     HHH


                                                              ------------------
        From:                                                     FIRST CLASS
                                                                 U.S. POSTAGE
        PROXY TABULATOR                                              PAID
        P.O. BOX 9132                                                PROXY
        HINGHAM, MA  02043-9132                                    TABULATOR
                                                              ------------------


         \/ Please fold and detach card at perforation before mailing \/


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                          OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 24, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 2:00 p.m., and at any adjournments thereof.

                                   PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                          IN THE ENCLOSED ENVELOPE

                              Date ________________ , 2002
                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s), (Title(s) if applicable)

                              Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

                                                                             III

                                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil.(X)
                                                      PLEASE DO NOT USE FINE POINT PENS.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1.  Election of Trustee Nominees:
Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern,
(04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07)              FOR      AGAINST      ABSTAIN
S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

INSTRUCTION:  To withhold authority to vote for any individual nominee, write the          o          o         o     1.
nominee's name on the space provided below.

    ------------------------------------------------------------------------
Item 2.  To Modernize the Fund's Investment Restrictions.

2a. To Modify the Fundamental Investment Restriction on Borrowing Money.                   o          o         o     2a.

2b. To Modify the Fundamental Investment Restriction on Underwriting Securities.           o          o         o     2b.

2c. To Modify the Fundamental Investment Restriction on Lending.                           o          o         o     2c.

2d. To Modify the Fundamental Investment Restriction on Issuing Senior Securities.         o          o         o     2d.

2e. To Modify the Fundamental Investment Restriction on Real Estate Investments.           o          o         o     2e.

2f. To Modify the Fundamental Investment Restriction on Investing in Commodities.          o          o         o     2f.

2g. To Modify the Fundamental Investment Restriction on Industry Concentration.            o          o         o     2g.

2h. To Remove the Fundamental Investment Restriction on Diversification.                   o          o         o     2h.

2j. To Remove the Fundamental Investment Restriction on Short Sales.                       o          o         o     2j.

2k. To Remove the Fundamental Investment Restriction on Margin Transactions.               o          o         o     2k.

2l. To Remove the Fundamental Investment Restriction on Investments in Oil, Gas            o          o         o     2l.
    and Mineral Programs.

2m. To Remove the Fundamental Investment Restriction on Investing for the Purpose          o          o         o     2m.
    of Exercising Control.

2n. To Remove the Fundamental Investment Restriction on Investments in Issuers             o          o         o     2n.
    whose Securities are Owned by Officers and Trustees of the Fund or its
    Investment Adviser.

2o. To Remove the Fundamental Investment Restriction on Investments in Puts,               o          o         o     2o
    Calls, Straddles, and Spreads.

2r. To Eliminate the Fundamental Investment Restriction on Investments in Securities       o          o         o     2r.
    Issued by Other Investment Companies.

Item 3.  To Change the Investment Objective From Fundamental to Non-Fundamental.           o          o         o      3.


                                                                                                     III

                                                              ------------------
        From:                                                     FIRST CLASS
                                                                 U.S. POSTAGE
        PROXY TABULATOR                                              PAID
        P.O. BOX 9132                                                PROXY
        HINGHAM, MA  02043-9132                                    TABULATOR
                                                              ------------------


         \/ Please fold and detach card at perforation before mailing \/


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                          OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                           IN THE ENCLOSED ENVELOPE

                              Date ________________ , 2002
                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s), (Title(s) if applicable)

                              Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

                                                                             JJJ

                                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil.(X)
                                                      PLEASE DO NOT USE FINE POINT PENS.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern,                FOR      AGAINST      ABSTAIN
(04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman,
(07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting                               o          o           o      1.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

    ------------------------------------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions.

2a. To Modify the Fundamental Investment Restriction on Borrowing Money.                         o          o           o      2a.

2b. To Modify the Fundamental Investment Restriction on Underwriting Securities.                 o          o           o      2b.

2c. To Modify the Fundamental Investment Restriction on Lending.                                 o          o           o      2c.

2d. To Modify the Fundamental Investment Restriction on Issuing Senior Securities.               o          o           o      2d.

2e. To Modify the Fundamental Investment Restriction on Real Estate Investments.                 o          o           o      2e.

2f. To Modify the Fundamental Investment Restriction on Investing in Commodities.                o          o           o      2f.

2g. To Modify the Fundamental Investment Restriction on Industry Concentration.                  o          o           o      2g.

2h. To Remove the Fundamental Investment Restriction on Diversification.                         o          o           o      2h.

2i. To Remove the Fundamental Investment Restriction on Investing in Illiquid Securities.        o          o           o      2i.

2j. To Remove the Fundamental Investment Restriction on Short Sales.                             o          o           o      2j.

2k. To Remove the Fundamental Investment Restriction on Margin Transactions.                     o          o           o      2k.

2o. To Remove the Fundamental Investment Restriction on Investments in Puts, Calls, Straddles,   o          o           o      2o.
    and Spreads.

2p. To Remove the Fundamental Investment Restriction on Investments in Securities of Issuers     o          o           o      2p.
    That Have Been in Operation Less than Three Years.

2q. To Remove the Fundamental Investment Restriction on Pledging Assets.                         o          o           o      2q.

2r. To Remove the Fundamental Investment Restriction on Investments in Securities Issued by      o          o           o      2r.
    Other Investment Companies.

2t. To Remove the Fundamental Investment Restriction on Purchasing Common Stocks, Preferred      o          o           o      2t.
    Stock, Warrants or Other Equity Securities.

2u. To Remove the Fundamental Investment Restriction on Obligations with a Maturity Greater      o          o           o      2u.
    than One Year.

ITEM 3. To Change the Investment Objective from Fundamental to Non-Fundamental.                  o          o           o      3.

ITEM 4. To Amend and Restate the Articles of Incorporation.                                      o          o           o      4.

ITEM 5. To Amend the Bylaws.                                                                     o          o           o      5.

                                                                                                           JJJ

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMSN1
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money              2e. Real Estate Investments
      2b. Underwriting Securities      2f. Investing in Commodities
      2c. Lending                      2g. Industry Concentration
      2d. Issuing Senior Securities

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------      For All
      If you wish to vote against or abstain from a particular         Except
      item in Item 2 applicable to your Fund, mark this box and       As Marked
      write the number of the item on the line above and indicate
      a "Vote Against" or an "Abstention".                               |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMSN2
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting, (10) Jennifer W. Murphy

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money              2e. Real Estate Investments
      2b. Underwriting Securities      2f. Investing in Commodities
      2c. Lending                      2g. Industry Concentration
      2d. Issuing Senior Securities

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular        For All
      item in Item 2 applicable to your Fund, mark this box and       Except
      write the number of the item on the line above and indicate    As Marked
      a "Vote Against" or an "Abstention".
                                                                        |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMSN3
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money              2e. Real Estate Investments
      2b. Underwriting Securities      2f. Investing in Commodities
      2c. Lending                      2g. Industry Concentration
      2d. Issuing Senior Securities    2h. Diversification

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMSN4
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money              2e. Real Estate Investments
      2b. Underwriting Securities      2f. Investing in Commodities
      2c. Lending                      2g. Industry Concentration
      2d. Issuing Senior Securities    2h. Diversification

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMSN5
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money              2e. Real Estate Investments
      2b. Underwriting Securities      2f. Investing in Commodities
      2c. Lending                      2g. Industry Concentration
      2d. Issuing Senior Securities    2h. Diversification

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

ITEM 4. To Amend and Restate the Articles                |_|     |_|       |_|
        of Incorporation.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMSN6
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money              2f. Investing in Commodities
      2b. Underwriting Securities      2g. Industry Concentration
      2c. Lending                      2h. Diversification
      2d. Issuing Senior Securities    2k. Margin Transactions
      2e. Real Estate Investments

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMSN7
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Trustee Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" All All Except and write the
                                    nominee's number on the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money              2g. Industry Concentration
      2b. Underwriting Securities      2j. Short Sales
      2c. Lending                      2k. Margin Transactions
      2d. Issuing Senior Securities    2l. Investments in Oil, Gas and
      2e. Real Estate Investments          Mineral Programs
      2f. Investing in Commodities

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMSN8
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Trustee Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money              2g. Industry Concentration
      2b. Underwriting Securities      2j. Short Sales
      2c. Lending                      2k. Margin Transactions
      2d. Issuing Senior Securities    2l. Investments in Oil, Gas and
      2e. Real Estate Investments          Mineral Programs
      2f. Investing in Commodities     2v. Maryland/Pennsylvania
                                           Municipal Securities

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMSN9
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money              2f. Investing in Commodities
      2b. Underwriting Securities      2g. Industry Concentration
      2c. Lending                      2h. Diversification
      2d. Issuing Senior Securities    2j. Short Sales
      2e. Real Estate Investments      2k. Margin Transactions

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

ITEM 4. To Amend and Restate the Articles                |_|     |_|       |_|
        of Incorporation.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMS10
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money                     2j. Short Sales
      2b. Underwriting Securities             2k. Margin Transactions
      2c. Lending                             2l. Investments in Oil, Gas and
      2d. Issuing Senior Securities               Mineral Programs
      2e. Real Estate Investments             2p. Investments in Securities of
      2f. Investing in Commodities                issuers that Have Been in
      2g. Industry Concentration                  Operation Less than Three
      2h. Diversification                         Years
      2i. Investing in Illiquid Securities    2t. Purchasing Warrants

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMS11
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money               2m. Investing for the Purpose of
      2b. Underwriting Securities           Exercising Control
      2c. Lending                       2o. Investments in Puts, Calls,
      2d. Issuing Senior Securities         Straddles, and Spreads
      2e. Real Estate Investments       2p. Investments in Securities of
      2f. Investing in Commodities          Issuers that Have Been in
      2g. Industry Concentration            Operation Less than Three
      2h. Diversification                   Years
      2j. Short Sales                   2s. Joint Participation in Securities
      2k. Margin Transactions               Trading Accounts
      2l. Investments in Oil, Gas and
          Mineral Programs

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

ITEM 4. To Amend and Restate the Articles                |_|     |_|       |_|
        of Incorporation.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMS12
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money                2j. Short Sales
      2b. Underwriting Securities        2k. Margin Transactions
      2c. Lending                        2l. Investments in Oil, Gas and
      2d. Issuing Senior Securities          Mineral Programs
      2e. Real Estate Investments        2q. Pledging Assets
      2f. Investing in Commodities       2r. Investments in Securities
      2g. Industry Concentration             Issued by Other Investment
      2h. Diversification                    Companies

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

ITEM 4. To Amend and Restate the Articles                |_|     |_|       |_|
        of Incorporation.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMS13
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money              2j. Short Sales
      2b. Underwriting Securities      2k. Margin Transactions
      2c. Lending                      2l. Investments in Oil, Gas and
      2d. Issuing Senior Securities        Mineral Programs
      2e. Real Estate Investments      2q. Pledging Assets
      2f. Investing in Commodities
      2g. Industry Concentration

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

ITEM 4. To Amend and Restate the Articles                |_|     |_|       |_|
        of Incorporation.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 30, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 11:00 a.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMS14
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Director Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money                    2p. Investments in Securities of
      2b. Underwriting Securities                Issuers That Have
      2c. Lending                                Been in Operation Less than
      2d. Issuing Senior Securities              Three Years
      2e. Real Estate Investments            2q. Pledging Assets
      2f. Investing in Commodities           2r. Investments in Securities
      2g. Industry Concentration                 Issued by Other Investment
      2h. Diversification                        Companies
      2i. Investing in Illiquid Securities   2t. Purchasing Common Stocks,
      2j. Short Sales                            Preferred Stock, Warrants or
      2k. Margin Transactions                    Other Equity Securities
      2o. Investments in Puts, Calls,        2u. Obligations with a Maturity
          Straddles, and Spreads                 Greater than One Year

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

ITEM 4. To Amend and Restate the Articles                |_|     |_|       |_|
        of Incorporation.

ITEM 5. To Amend the Bylaws.                             |_|     |_|       |_|

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------

LEGG MASON WOOD WALKER, INC.
100 LIGHT STREET, P.O. BOX 1476
BALTIMORE, MD 21203-1476

                                 FUND NAME HERE

The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated September 3, 2002, hereby appoints Marc R. Duffy and Mark R. Fetting, or either of them, the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation), to represent the undersigned and to vote all shares held of record by the undersigned on August 26, 2002, at the Special Meeting of Shareholders to be held on October 24, 2002 at the offices of the Legg Mason Funds, 100 Light Street, 28th Floor, Baltimore, Maryland at 2:00 p.m., and at any adjournments thereof.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-800-690-6903
                         OR LOG ON TO WWW.PROXYVOTE.COM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          LGMS15
--------------------------------------------------------------------------------
FUND NAME HERE

If you choose to vote differently on individual investment restrictions, you must mail your proxy card. If you choose to vote the same on all investment restrictions, telephone and Internet voting are available.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ITEM 1. Election of Trustee Nominees:

      Nominees: (01) Richard G. Gilmore, (02) Arnold L. Lehman, (03) Jill E. McGovern, (04) Peter G. O'Brien, (05) Robin J.W. Masters, (06) Arthur S. Mehlman, (07) S. Ford Rowan, (08) John F. Curley, Jr., (09) Mark R. Fetting

      For   Withhold   For All      To withhold authority to vote, mark "For All
      All      All     Except       Except" and write the nominee's number on
                                    the line below.
      |_|      |_|       |_|
                                    --------------------------------------------

ITEM 2. To Modernize the Fund's Investment Restrictions on:

      2a. Borrowing Money                 2m. Investing for the Purpose of
      2b. Underwriting Securities             Exercising Control
      2c. Lending                         2n. Investments in Issuers whose
      2d. Issuing Senior Securities           Securities are Owned by
      2e. Real Estate Investments             Officers and Trustees of the
      2f. Investing in Commodities            Fund or its Investment Adviser
      2g. Industry Concentration          2o. Investments in Puts, Calls,
      2h. Diversification                     Straddles, and Spreads
      2j. Short Sales                     2r. Investments in Securities
      2k. Margin Transactions                 Issued by Other Investment
      2l. Investments in Oil, Gas             Companies
          and Mineral Programs

      2.    For   Against   Abstain
            All     All       All

            |_|     |_|       |_|

      -----------------------------------------------------------
      If you wish to vote against or abstain from a particular       For All
      item in Item 2 applicable to your Fund, mark this box and      Except
      write the number of the item on the line above and indicate   As Marked
      a "Vote Against" or an "Abstention".
                                                                       |_|

                                                         For   Against   Abstain

ITEM 3. To Change the Investment Objective from          |_|     |_|       |_|
        Fundamental to Non-Fundamental.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporation, please give title.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (Joint Owners)                            Date

--------------------------------------------------------------------------------